[Graphic Appears Here]

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                $491,000,000 (APPROXIMATE) OF SENIOR CERTIFICATES

                           CHASE TRUST SERIES 2006-S1

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-S1

                                                                      04/05/2006
--------------------------------------------------------------------------------
                          FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------
- Offering consists of approximately 491mm of Senior Certificates expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch, DBRS
- The Amount of Senior Certificates is approximate and may vary.
- One Pool will collateralize the deal with one set of Subordinate Certificates

--------------------------------------------------------------------------------
                  PRELIMINARY MORTGAGE POOL(S) DATA - 30 YEAR
--------------------------------------------------------------------------------

                                         POOL 1              POOL 1           POOL 1             POOL 1
                                        AGGREGATE          SEE GRP 3-1      SUBGROUP2          SUBGROUP3
Collateral Type                             30YR         5.5% PASS-THRU   6.0% PASS-THRU    6.5% PASS-THRU
Outstanding Principal Balance           510,403,741         29,416,316       300,532,807         180,373,428
Number of Mortgage Loans                    830                                                      601
Average Original Balance                  616,358             633,306          616,149             609,900
Weighted Average Gross Coupon              6.435%             6.003%            6.350%             6.650%
Weighted Average Maturity                   358                 356              358                 359
Weighted Average Seasoning                   1                   4                1                   1
Weighted Average Loan-to-Value              70%                 66%              69%                 71%
Weighted Average FICO Score                 745                 747              746                 744
Geographic Distribution               CA(38%),NY(18%)    CA(25%),NY(25%)   CA(36%),NY(19%)      CA(42%),NY(14%)
Owner Occupied                              94%                 97%              94%                 93%
Purpose-Cash Out                            37%                 27%              35%                 42%
Interest Only                                5%                 3%                5%                 7%
Primary Servicer                    Chase Mortgage(100%)

--------------------------------------------------------------------------------
                                   KEY TERMS
--------------------------------------------------------------------------------
Issuer :                                              Chase Trust Series 2006-S1
Underwriter :                                        J.P.Morgan Securities, Inc.
Depositor :                                   Chase Mortgage Finance Corporation
Trustee:                                                                Wachovia
Type of Issuance:                                                         Public
Servicer Advancing:                              Yes, Subject to Recoverability.
Compensating Interest:                                         Paid, But Capped.
Clean-Up Call / Optional Termination:    10% clean-up call (aggregate portfolio)
Legal Investment:                        The Senior Certificates are Expected to
                                                         be SMMEA at Settlement.
ERISA Eligible:                             The Senior Certificates are Expected
                                     to be ERISA eligible subject to limitations
                                   set forth in the final prospectus supplement.
Tax Treatment:                                                             REMIC
Structure:                              Senior/Subordinate w/ Shifting Interest.
                                  and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:                                       3.75% +/- .50%
Rating Agencies:                            At least 2 of 3; Moody's, S&P, Fitch
Registration:                          Publicly Offered Certificates will be DTC
--------------------------------------------------------------------------------
                            TIME TABLE (APPROXIMATE)
--------------------------------------------------------------------------------
Expected Settlement                                                       4/1/06
Cut-Off Date                                                             4/28/06
First  Distribution Date                                                 5/25/06
Distribution Date                                      25th or Next Business Day
--------------------------------------------------------------------------------
                         JPMSI WHOLE LOAN TRADING DESK
--------------------------------------------------------------------------------
                            JOHN HORNER
                             DAN LONSKI
                          ERIC NORQUIST     212-834-2499
                        RUSLAN MARGOLIN
                           MARC SIMPSON
--------------------------------------------------------------------------------

JP Morgan Securities Inc.

------------------------------------------------------------------------------------------------------------------------------------
JP MORGAN SECURITIES INC.                             DEAL SUMMARY REPORT                       CHASE2006-S1
------------------------------------------------------------------------------------------------------------------------------------
                                                    Assumptions                                 Collateral
------------------------------------------------------------------------------------------------------------------------------------
Settlement      28-Apr-2006        Prepay               300 PSA             Balance         WAC      WAM    Age      WAL      Dur
1st Pay Date    25-May-2006        Default                0 CDR     $510,403,740.61       6.435      358      1     5.69    0.000
                                   Recovery            0 months
                                   Severity                  0%
------------------------------------------------------------------------------------------------------------------------------------
   Tranche                         Principal     Avg                Spread          Price         Accrued  NetNet  Dated    Notes
    Name       Balance  Coupon      Window       Life   Dur  Yield     bp   Bench     %     $@1bp  Int(M)   (MM)    Date
------------------------------------------------------------------------------------------------------------------------------------
PO            81,189.54  0.000   05/06 - 03/36   5.41                                                             01-Apr-06  XRS_PO
X         32,470,925.90  0.355   05/06 - 04/36   5.75                                                             01-Apr-06  NTL_IO
PT55      28,391,300.00  5.500   05/06 - 04/36   5.30                                                             01-Apr-06  FIX
PT60     289,262,800.00  6.000   05/06 - 04/36   5.50                                                             01-Apr-06  FIX
PT65     173,609,400.00  6.500   05/06 - 04/36   5.56                                                             01-Apr-06  FIX
SUBS      19,059,051.07  6.151   05/06 - 04/36  10.45                                                             01-Apr-06  WAC
------------------------------------------------------------------------------------------------------------------------------------

YIELD CURVE                                     SWAP CURVE
MAT    3MO    6MO    2YR    5YR   10YR   30YR    3MO    6MO    1YR    2YR    3YR    4YR    5YR    7YR
YLD  4.673  4.823  4.813  4.794  4.844  4.902  5.020  5.160  5.282  5.245  5.250  5.264  5.276  5.323
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.
This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.
This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.
The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.
Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).
JPMORGAN IS ACTING AS UNDERWRITER WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.
Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Receivables: 830
Aggregate Principal Balance: $510,403,740.61
Range of Principal Balance: $416,878.70 to $3,967,580.75
Aggregate Original Balance: $511,577,270
Range of Original Balances: $417,000.00 to $4,000,000.00
Average Original Balance: $616,358
Weighted Average Coupon: 6.435%
Range of Coupons: 5.38% to 7.63%
Weighted Average Servicing Fee: 0.2660%
Range of Servicing Fees: 0.2660% to 0.2660%
Weighted Average Current Net Coupon: 6.169%
Range of Current Net Coupons: 5.11% to 7.36%
Weighted Average Stated Original Term: 359.63 months
Range of Stated Original Term: 240 months to 360 months
Weighted Average Seasoning: 1.29 months
Range of Seasoning: 0 months to 19 months
Weighted Average Subject Original LTV: 69.77%
Percent Purchase: 49.9%
Percent Cash-Out Refinance: 37.4%
Percent Owner Occupied: 93.6%
Percent Single Family: 64.9%
Percent Conforming Balance: 0.3%
Weighted Average FICO Score: 745.2
Top 5 States: CA(38%), NY(18%), FL(9%), NJ(4%), TX(4%)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Servicer                Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage                  830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169    359.6
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169    359.6
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Servicer                       Term    Seasoning       LTV   Occupied    Score    % IO
---------------------------------------------------------------------------------------
Chase Mortgage                358.3          1.3     69.77       93.6    745.2     5.5
---------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2     5.5
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 1 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Product                 Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                   2    1,340,000.00       0.26   670,000    1,340,000    1,340,000       6.496     6.230     240.0
Fixed - 30 Year                 782  481,054,600.40      94.25   616,659  482,227,555  481,054,600       6.431     6.165     359.9
Fixed - 30 Year IO               46   28,009,140.21       5.49   608,907   28,009,715   28,009,140       6.503     6.237     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Product                        Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
Fixed - 20 Year               240.0          0.0     62.38       51.5    755.9      0.0
Fixed - 30 Year               358.6          1.4     69.55       93.8    745.0      0.0
Fixed - 30 Year IO            359.6          0.4     73.98       92.5    748.1    100.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Servicing Fee(%)        Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
0.266                           830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Servicing Fee(%)               Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
0.266                         358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 0.2660
Maximum: 0.2660
Weighted Average: 0.2660
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Stated Original Term    Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
229 to 240                        2    1,340,000.00       0.26   670,000    1,340,000    1,340,000       6.496     6.230     240.0
325 to 336                        1      580,404.31       0.11   581,000      581,000      580,404       6.875     6.609     330.0
337 to 348                        1      508,958.75       0.10   509,920      509,920      508,959       6.875     6.609     343.0
349 to 360                      826  507,974,377.55      99.52   616,400  509,146,350  507,974,378       6.434     6.168     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Stated Original Term           Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
229 to 240                    240.0          0.0     62.38       51.5    755.9      0.0
325 to 336                    329.0          1.0     72.08        0.0    731.0      0.0
337 to 348                    341.0          2.0     50.99      100.0      0.0      0.0
349 to 360                    358.7          1.3     69.81       93.8    745.2      5.5
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 359.6
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Seasoning               Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
<= 0                            407  252,934,001.25      49.56   621,463  252,935,605  252,934,001       6.467     6.201     359.4
1 to 3                          314  189,129,884.44      37.05   602,988  189,338,312  189,129,884       6.463     6.197     359.9
4 to 6                           91   53,080,207.83      10.40   592,091   53,880,261   53,080,208       6.290     6.024     360.0
7 to 9                           10    9,112,387.27       1.79   918,809    9,188,092    9,112,387       6.047     5.781     360.0
10 to 12                          5    4,417,642.25       0.87   895,000    4,475,000    4,417,642       6.065     5.799     360.0
13 to 15                          1      473,446.99       0.09   480,000      480,000      473,447       5.875     5.609     360.0
19 to 21                          2    1,256,170.58       0.25   640,000    1,280,000    1,256,171       6.360     6.094     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Seasoning                      Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
<= 0                          359.4          0.0     69.94       93.8    747.0      7.0
1 to 3                        358.6          1.2     70.32       92.8    742.0      5.4
4 to 6                        354.8          5.2     68.10       94.0    748.5      0.0
7 to 9                        352.3          7.7     70.49      100.0    746.4      0.0
10 to 12                      349.3         10.7     55.11      100.0    762.3      0.0
13 to 15                      347.0         13.0     48.00      100.0    596.0      0.0
19 to 21                      341.0         19.0     80.00      100.0    715.5      0.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 0
Maximum: 19
Weighted Average: 1.3
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
First                        Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
Payment                          of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Date                    Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
2004                              2    1,256,170.58       0.25   640,000    1,280,000    1,256,171       6.360     6.094     360.0
2005                             86   54,230,217.27      10.62   636,934   54,776,364   54,230,217       6.174     5.908     360.0
2006                            742  454,917,352.76      89.13   613,910  455,520,906  454,917,353       6.467     6.201     359.6
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
First                        Stated     Weighted   Average    Percent
Payment                   Remaining      Average  Original      Owner     FICO
Date                           Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
2004                          341.0         19.0     80.00      100.0    715.5      0.0
2005                          353.6          6.4     68.59       97.0    746.5      0.0
2006                          359.0          0.6     69.89       93.2    745.1      6.2
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 2004-10-01
Maximum: 2006-05-01
Weighted Average: 2006-03-23
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
Maturity                         of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Date                    Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
2026                              2    1,340,000.00       0.26   670,000    1,340,000    1,340,000       6.496     6.230     240.0
2033                              1      580,404.31       0.11   581,000      581,000      580,404       6.875     6.609     330.0
2034                              3    1,765,129.33       0.35   596,640    1,789,920    1,765,129       6.508     6.242     355.1
2035                            107   67,083,684.34      13.14   635,732   68,023,353   67,083,684       6.239     5.973     360.0
2036                            717  439,634,522.63      86.13   613,449  439,842,997  439,634,523       6.464     6.198     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
Maturity                  Remaining      Average  Original      Owner     FICO
Date                           Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
2026                          240.0          0.0     62.38       51.5    755.9      0.0
2033                          329.0          1.0     72.08        0.0    731.0      0.0
2034                          341.0         14.1     71.64      100.0    715.5      0.0
2035                          354.0          6.0     67.43       95.2    748.0      0.0
2036                          359.5          0.5     70.14       93.6    744.8      6.4
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 2026-04-01
Maximum: 2036-04-01
Weighted Average: 2036-02-10
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Current Rates(%)        Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
5.251 to 5.375                    1      468,474.46       0.09   469,000      469,000      468,474       5.375     5.109     360.0
5.501 to 5.625                    3    1,600,922.91       0.31   540,000    1,620,000    1,600,923       5.625     5.359     360.0
5.626 to 5.750                    3    2,352,427.73       0.46   853,333    2,560,000    2,352,428       5.750     5.484     360.0
5.751 to 5.875                    7    3,954,253.81       0.77   569,331    3,985,320    3,954,254       5.875     5.609     360.0
5.876 to 6.000                   25   17,682,315.61       3.46   711,039   17,775,986   17,682,316       6.000     5.734     360.0
6.001 to 6.125                   53   35,147,923.22       6.89   664,723   35,230,299   35,147,923       6.125     5.859     360.0
6.126 to 6.250                  137   83,273,372.90      16.32   608,660   83,386,480   83,273,373       6.250     5.984     360.0
6.251 to 6.375                  225  134,249,468.11      26.30   598,808  134,731,784  134,249,468       6.375     6.109     359.4
6.376 to 6.500                  194  119,427,730.18      23.40   616,047  119,513,124  119,427,730       6.500     6.234     360.0
6.501 to 6.625                   92   57,916,624.88      11.35   629,806   57,942,167   57,916,625       6.625     6.359     358.7
6.626 to 6.750                   37   21,859,300.90       4.28   591,068   21,869,500   21,859,301       6.750     6.484     360.0
6.751 to 6.875                   28   16,465,875.60       3.23   588,454   16,476,710   16,465,876       6.875     6.609     358.4
6.876 to 7.000                    6    3,365,039.38       0.66   561,200    3,367,200    3,365,039       7.000     6.734     360.0
7.001 to 7.125                    3    1,465,207.32       0.29   488,833    1,466,500    1,465,207       7.125     6.859     360.0
7.126 to 7.250                    3    1,985,661.96       0.39   662,667    1,988,000    1,985,662       7.250     6.984     360.0
7.376 to 7.500                    5    3,567,147.36       0.70   714,260    3,571,300    3,567,147       7.500     7.234     360.0
7.501 to 7.625                    8    5,621,994.28       1.10   702,988    5,623,900    5,621,994       7.625     7.359     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Current Rates(%)               Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
5.251 to 5.375                359.0          1.0     79.49      100.0    622.0      0.0
5.501 to 5.625                352.7          7.3     65.16      100.0    755.2      0.0
5.626 to 5.750                357.0          3.0     58.19      100.0    757.0      0.0
5.751 to 5.875                353.7          6.3     64.70      100.0    738.9      0.0
5.876 to 6.000                354.8          5.2     65.64       97.2    746.6      3.5
6.001 to 6.125                357.5          2.5     68.37       96.7    751.2      6.0
6.126 to 6.250                358.6          1.4     69.55       92.7    748.6      3.8
6.251 to 6.375                358.3          1.0     69.58       95.4    745.9      4.2
6.376 to 6.500                359.2          0.8     69.43       92.5    740.7      4.4
6.501 to 6.625                358.0          0.7     70.99       89.8    747.8     13.4
6.626 to 6.750                359.3          0.7     74.41       95.1    744.0      7.0
6.751 to 6.875                357.6          0.8     71.84       83.7    737.4      5.7
6.876 to 7.000                358.9          1.1     79.78      100.0    724.3      0.0
7.001 to 7.125                358.5          1.5     80.00      100.0    732.8     30.0
7.126 to 7.250                357.7          2.3     63.29      100.0    738.6      0.0
7.376 to 7.500                359.6          0.4     73.09      100.0    760.3      0.0
7.501 to 7.625                359.4          0.6     70.64      100.0    750.2     10.8
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 5.3750
Maximum: 7.6250
Weighted Average: 6.4355
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 4 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Net Rates(%)            Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
5.001 to 5.125                    1      468,474.46       0.09   469,000      469,000      468,474       5.375     5.109     360.0
5.251 to 5.375                    3    1,600,922.91       0.31   540,000    1,620,000    1,600,923       5.625     5.359     360.0
5.376 to 5.500                    3    2,352,427.73       0.46   853,333    2,560,000    2,352,428       5.750     5.484     360.0
5.501 to 5.625                    7    3,954,253.81       0.77   569,331    3,985,320    3,954,254       5.875     5.609     360.0
5.626 to 5.750                   25   17,682,315.61       3.46   711,039   17,775,986   17,682,316       6.000     5.734     360.0
5.751 to 5.875                   53   35,147,923.22       6.89   664,723   35,230,299   35,147,923       6.125     5.859     360.0
5.876 to 6.000                  137   83,273,372.90      16.32   608,660   83,386,480   83,273,373       6.250     5.984     360.0
6.001 to 6.125                  225  134,249,468.11      26.30   598,808  134,731,784  134,249,468       6.375     6.109     359.4
6.126 to 6.250                  194  119,427,730.18      23.40   616,047  119,513,124  119,427,730       6.500     6.234     360.0
6.251 to 6.375                   92   57,916,624.88      11.35   629,806   57,942,167   57,916,625       6.625     6.359     358.7
6.376 to 6.500                   37   21,859,300.90       4.28   591,068   21,869,500   21,859,301       6.750     6.484     360.0
6.501 to 6.625                   28   16,465,875.60       3.23   588,454   16,476,710   16,465,876       6.875     6.609     358.4
6.626 to 6.750                    6    3,365,039.38       0.66   561,200    3,367,200    3,365,039       7.000     6.734     360.0
6.751 to 6.875                    3    1,465,207.32       0.29   488,833    1,466,500    1,465,207       7.125     6.859     360.0
6.876 to 7.000                    3    1,985,661.96       0.39   662,667    1,988,000    1,985,662       7.250     6.984     360.0
7.126 to 7.250                    5    3,567,147.36       0.70   714,260    3,571,300    3,567,147       7.500     7.234     360.0
7.251 to 7.375                    8    5,621,994.28       1.10   702,988    5,623,900    5,621,994       7.625     7.359     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Net Rates(%)                   Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
5.001 to 5.125                359.0          1.0     79.49      100.0    622.0      0.0
5.251 to 5.375                352.7          7.3     65.16      100.0    755.2      0.0
5.376 to 5.500                357.0          3.0     58.19      100.0    757.0      0.0
5.501 to 5.625                353.7          6.3     64.70      100.0    738.9      0.0
5.626 to 5.750                354.8          5.2     65.64       97.2    746.6      3.5
5.751 to 5.875                357.5          2.5     68.37       96.7    751.2      6.0
5.876 to 6.000                358.6          1.4     69.55       92.7    748.6      3.8
6.001 to 6.125                358.3          1.0     69.58       95.4    745.9      4.2
6.126 to 6.250                359.2          0.8     69.43       92.5    740.7      4.4
6.251 to 6.375                358.0          0.7     70.99       89.8    747.8     13.4
6.376 to 6.500                359.3          0.7     74.41       95.1    744.0      7.0
6.501 to 6.625                357.6          0.8     71.84       83.7    737.4      5.7
6.626 to 6.750                358.9          1.1     79.78      100.0    724.3      0.0
6.751 to 6.875                358.5          1.5     80.00      100.0    732.8     30.0
6.876 to 7.000                357.7          2.3     63.29      100.0    738.6      0.0
7.126 to 7.250                359.6          0.4     73.09      100.0    760.3      0.0
7.251 to 7.375                359.4          0.6     70.64      100.0    750.2     10.8
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 5.1090
Maximum: 7.3590
Weighted Average: 6.1695
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Conforming Balance      Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
Jumbo                           827  509,029,740.61      99.73   616,933  510,203,270  509,029,741       6.435     6.169     359.6
Conforming                        3    1,374,000.00       0.27   458,000    1,374,000    1,374,000       6.538     6.272     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Conforming Balance             Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
Jumbo                         358.3          1.3     69.75       93.7    745.2      5.5
Conforming                    360.0          0.0     79.75       69.7    739.1      0.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 5 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
Original Principal               of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Balance($)              Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
400,001 to 500,000              288  134,207,590.99      26.29   466,681  134,404,126  134,207,591       6.409     6.143     360.0
500,001 to 600,000              238  131,262,785.38      25.72   552,114  131,403,204  131,262,785       6.456     6.190     359.8
600,001 to 700,000              146   93,985,784.93      18.41   644,344   94,074,273   93,985,785       6.464     6.198     358.3
700,001 to 800,000               51   38,188,271.98       7.48   749,863   38,243,029   38,188,272       6.426     6.160     360.0
800,001 to 900,000               34   29,041,592.02       5.69   854,893   29,066,345   29,041,592       6.413     6.147     360.0
900,001 to 1,000,000             37   35,584,482.73       6.97   977,549   36,169,310   35,584,483       6.373     6.107     360.0
1,000,001 to 1,250,000           23   25,018,285.24       4.90 1,088,130   25,026,983   25,018,285       6.527     6.261     360.0
1,250,001 to 1,500,000            9   13,012,977.81       2.55 1,447,778   13,030,000   13,012,978       6.510     6.244     360.0
1,750,001 to 2,000,000            2    3,881,487.91       0.76 1,942,500    3,885,000    3,881,488       6.500     6.234     360.0
2,000,001 >=                      2    6,220,481.62       1.22 3,137,500    6,275,000    6,220,482       6.091     5.825     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
Original Principal        Remaining      Average  Original      Owner     FICO
Balance($)                     Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
400,001 to 500,000            358.5          1.5     72.22       92.3    742.3      5.1
500,001 to 600,000            358.7          1.1     71.95       94.1    743.2      5.5
600,001 to 700,000            357.3          1.0     70.54       91.7    747.3      7.4
700,001 to 800,000            358.3          1.7     64.54       98.0    745.7      5.8
800,001 to 900,000            359.0          1.0     67.82       97.1    747.6      0.0
900,001 to 1,000,000          359.0          1.0     63.95       97.3    749.4      2.6
1,000,001 to 1,250,000        359.6          0.4     63.67       91.5    744.2      4.2
1,250,001 to 1,500,000        358.6          1.4     71.09      100.0    763.5     21.4
1,750,001 to 2,000,000        359.0          1.0     58.63       51.5    722.8      0.0
2,000,001 >=                  351.3          8.7     62.79      100.0    760.9      0.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 417,000.00
Maximum: 4,000,000.00
Average: 616,358.16
Total: 511,577,270.00
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 6 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
Original Subject             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
Loan-to-Value                    of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Ratio(%)                Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
15.01 to 20.00                    2    1,089,014.63       0.21   545,000    1,090,000    1,089,015       6.500     6.234     360.0
20.01 to 25.00                    3    2,085,579.94       0.41   695,333    2,086,000    2,085,580       6.458     6.192     360.0
25.01 to 30.00                    4    2,387,600.44       0.47   598,500    2,394,000    2,387,600       6.296     6.030     360.0
30.01 to 35.00                    8    4,729,378.35       0.93   593,688    4,749,500    4,729,378       6.339     6.073     360.0
35.01 to 40.00                   12    8,593,715.94       1.68   717,324    8,607,889    8,593,716       6.389     6.123     360.0
40.01 to 45.00                   11    7,917,063.74       1.55   720,182    7,922,000    7,917,064       6.324     6.058     360.0
45.01 to 50.00                   38   23,599,903.66       4.62   622,111   23,640,200   23,599,904       6.361     6.095     360.0
50.01 to 55.00                   27   18,489,738.76       3.62   685,201   18,500,420   18,489,739       6.408     6.142     359.5
55.01 to 60.00                   40   28,665,544.92       5.62   726,467   29,058,687   28,665,545       6.448     6.182     357.1
60.01 to 65.00                   56   40,508,522.54       7.94   728,617   40,802,554   40,508,523       6.387     6.121     360.0
65.01 to 70.00                   91   59,792,253.09      11.71   657,568   59,838,677   59,792,253       6.476     6.210     358.7
70.01 to 75.00                  144   99,641,603.71      19.52   692,792   99,761,989   99,641,604       6.404     6.138     359.8
75.01 to 80.00                  391  211,338,041.36      41.41   541,067  211,557,054  211,338,041       6.467     6.201     360.0
80.01 to 85.00                    1      488,835.74       0.10   489,300      489,300      488,836       6.250     5.984     360.0
85.01 to 90.00                    2    1,076,943.79       0.21   539,500    1,079,000    1,076,944       6.500     6.234     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
Original Subject             Stated     Weighted   Average    Percent
Loan-to-Value             Remaining      Average  Original      Owner     FICO
Ratio(%)                       Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
15.01 to 20.00                359.0          1.0     17.58      100.0    786.6      0.0
20.01 to 25.00                359.8          0.2     20.91      100.0    778.2      0.0
25.01 to 30.00                357.0          3.0     29.11       72.4    688.8      0.0
30.01 to 35.00                357.3          2.7     32.59      100.0    748.7      0.0
35.01 to 40.00                358.2          1.8     37.98       89.0    748.2      0.0
40.01 to 45.00                359.4          0.6     43.07      100.0    762.4      0.0
45.01 to 50.00                358.4          1.6     47.81       91.8    739.9      4.9
50.01 to 55.00                358.8          0.7     52.70       92.8    738.9      0.0
55.01 to 60.00                355.6          1.5     58.33       96.5    759.2      7.2
60.01 to 65.00                357.8          2.2     62.84       85.9    746.7      2.9
65.01 to 70.00                357.9          0.8     68.06       91.7    755.1      6.9
70.01 to 75.00                358.5          1.4     73.78       96.5    745.6      2.8
75.01 to 80.00                358.8          1.2     79.40       94.1    740.4      7.9
80.01 to 85.00                359.0          1.0     80.02      100.0    768.0      0.0
85.01 to 90.00                357.5          2.5     89.92      100.0    736.4      0.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 17.50
Maximum: 90.00
Weighted Average by Original Balance: 69.76
Weighted Average by Current Balance: 69.77
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
PMI Company (LTV>80)    Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
PMI Mortgage Insurance Co.        1      629,000.00      40.17   629,000      629,000      629,000       6.500     6.234     360.0
TBD                               1      488,835.74      31.22   489,300      489,300      488,836       6.250     5.984     360.0
General Electric                  1      447,943.79      28.61   450,000      450,000      447,944       6.500     6.234     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            3    1,565,779.53     100.00   522,767    1,568,300    1,565,780       6.422     6.156     360.0
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
PMI Company (LTV>80)           Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
PMI Mortgage Insurance Co.    360.0          0.0     89.86      100.0    758.0      0.0
TBD                           359.0          1.0     80.02      100.0    768.0      0.0
General Electric              354.0          6.0     90.00      100.0    706.0      0.0
----------------------------------------------------------------------------------------
Total:                        358.0          2.0     86.83      100.0    746.2      0.0
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 7 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
FCO                              of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Score                   Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
<= 620                           10    6,038,517.13       1.18   605,052    6,050,520    6,038,517       6.425     6.159     358.6
621 to 645                       10    5,883,851.62       1.15   588,900    5,889,000    5,883,852       6.386     6.120     360.0
646 to 670                       15    8,619,044.44       1.69   575,463    8,631,950    8,619,044       6.386     6.120     360.0
671 to 695                       31   20,524,882.24       4.02   662,422   20,535,086   20,524,882       6.420     6.154     360.0
696 to 720                      169   96,301,489.41      18.87   572,657   96,779,092   96,301,489       6.467     6.201     360.0
721 to 745                      165   99,683,322.54      19.53   605,998   99,989,621   99,683,323       6.458     6.192     359.0
746 to 770                      207  135,100,525.34      26.47   653,619  135,299,189  135,100,525       6.422     6.156     360.0
771 to 795                      157   97,829,865.80      19.17   623,846   97,943,887   97,829,866       6.412     6.146     359.2
796 to 820                       66   40,422,242.09       7.92   613,014   40,458,925   40,422,242       6.432     6.166     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
FCO                       Remaining      Average  Original      Owner     FICO
Score                          Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
<= 620                        356.6          2.0     70.21       81.9    606.1      0.0
621 to 645                    359.0          1.0     66.52       81.0    634.2      0.0
646 to 670                    358.4          1.6     72.01      100.0    661.4      5.3
671 to 695                    359.4          0.6     69.82       93.0    683.2      5.8
696 to 720                    358.6          1.4     71.55       93.0    709.2      3.1
721 to 745                    357.8          1.2     70.96       95.0    732.6      8.8
746 to 770                    358.4          1.6     69.02       94.9    758.6      6.1
771 to 795                    358.0          1.2     68.66       91.6    781.7      3.7
796 to 820                    359.0          1.0     67.74       94.9    802.4      7.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Minimum: 593
Maximum: 817
Weighted Average: 745.2
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Documentation Level     Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
Simply Signature                656  389,131,652.01      76.24   594,700  390,122,930  389,131,652       6.449     6.183     359.8
Full                            171  119,249,666.03      23.36   698,425  119,430,590  119,249,666       6.393     6.127     359.1
Documentation
No Income Verification            2    1,177,422.57       0.23   589,375    1,178,750    1,177,423       6.408     6.142     360.0
Streamlined                       1      845,000.00       0.17   845,000      845,000      845,000       6.250     5.984     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Documentation Level            Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
Simply Signature              358.5          1.3     69.65       94.1    751.2      4.9
Full                          357.7          1.4     70.28       93.2    725.5      7.6
Documentation
No Income Verification        358.3          1.7     60.89       42.2    673.0      0.0
Streamlined                   360.0          0.0     67.83        0.0    794.0      0.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Occupancy               Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence               776  477,902,407.75      93.63   617,331  479,048,753  477,902,408       6.433     6.167     359.8
Second Home                      54   32,501,332.86       6.37   602,380   32,528,517   32,501,333       6.470     6.204     357.1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Occupancy                      Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
Primary Residence             358.5          1.3     69.88      100.0    745.3      5.4
Second Home                   356.0          1.0     68.25        0.0    743.3      6.5
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 8 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Purpose                 Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                        404  254,936,238.98      49.95   633,214  255,818,263  254,936,239       6.390     6.124     359.9
Cash-out Refinance              324  190,946,532.82      37.41   590,032  191,170,447  190,946,533       6.462     6.196     359.6
Rate/Term Refinance             102   64,520,968.81      12.64   633,221   64,588,560   64,520,969       6.536     6.270     358.8
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Purpose                        Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
Purchase                      358.5          1.4     72.07       92.0    751.6      7.2
Cash-out Refinance            358.3          1.2     68.54       97.1    735.9      2.5
Rate/Term Refinance           357.6          1.2     64.34       89.7    747.8      7.7
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
                             Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
                                 of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Property Type           Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
Single-family detached          451  280,986,201.57      55.05   624,783  281,777,059  280,986,202       6.448     6.182     359.7
Planned unit developments       161   94,995,362.03      18.61   590,632   95,091,832   94,995,362       6.448     6.182     359.0
Single Family Residence          85   50,184,164.36       9.83   592,770   50,385,467   50,184,164       6.370     6.104     360.0
Condo                            88   49,620,406.52       9.72   564,255   49,654,462   49,620,407       6.433     6.167     360.0
Two- to four-family              24   16,358,129.79       3.20   681,925   16,366,200   16,358,130       6.501     6.235     360.0
Cooperative Units                19   15,912,476.34       3.12   839,750   15,955,250   15,912,476       6.276     6.010     360.0
3-4 Family                        2    2,347,000.00       0.46 1,173,500    2,347,000    2,347,000       6.455     6.189     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
                             Stated     Weighted   Average    Percent
                          Remaining      Average  Original      Owner     FICO
Property Type                  Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
Single-family detached        358.9          0.8     69.35       96.5    741.9      5.7
Planned unit developments     357.9          1.1     71.80       92.2    749.5      9.6
Single Family Residence       355.3          4.7     68.35       96.8    749.7      0.0
Condo                         359.1          0.9     71.18       73.3    753.9      5.9
Two- to four-family           359.4          0.6     70.50      100.0    741.8      0.0
Cooperative Units             357.3          2.7     64.02       97.0    740.7      0.0
3-4 Family                    360.0          0.0     72.37      100.0    738.1      0.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 9 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
Geographic                   Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
Distribution                     of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
by Balance              Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
California                      312  192,428,283.46      37.70   617,948  192,799,796  192,428,283       6.482     6.216     359.6
New York                        142   90,115,693.13      17.66   635,557   90,249,145   90,115,693       6.371     6.105     359.1
Florida                          79   48,290,691.84       9.46   611,861   48,337,012   48,290,692       6.475     6.209     359.5
New Jersey                       37   21,993,347.80       4.31   604,997   22,384,888   21,993,348       6.426     6.160     360.0
Texas                            29   18,662,533.01       3.66   644,174   18,681,047   18,662,533       6.343     6.077     360.0
Illinois                         26   16,234,075.69       3.18   625,196   16,255,089   16,234,076       6.509     6.243     360.0
Maryland                         28   15,413,220.54       3.02   551,366   15,438,250   15,413,221       6.396     6.130     360.0
Arizona                          23   14,521,444.65       2.85   631,858   14,532,736   14,521,445       6.459     6.193     360.0
Virginia                         25   13,041,905.01       2.56   522,854   13,071,353   13,041,905       6.404     6.138     360.0
Connecticut                      14    9,554,249.76       1.87   683,461    9,568,450    9,554,250       6.300     6.034     360.0
Colorado                         15    9,355,650.68       1.83   624,219    9,363,290    9,355,651       6.487     6.221     360.0
Washington                       12    8,454,457.17       1.66   705,163    8,461,960    8,454,457       6.326     6.060     360.0
Louisiana                        12    7,363,408.77       1.44   616,365    7,396,375    7,363,409       6.299     6.033     360.0
Massachusetts                     9    5,265,527.10       1.03   585,678    5,271,100    5,265,527       6.376     6.110     360.0
Hawaii                            6    4,143,780.57       0.81   690,833    4,145,000    4,143,781       6.489     6.223     360.0
Pennsylvania                      8    4,139,985.31       0.81   517,898    4,143,180    4,139,985       6.374     6.108     360.0
Nevada                            6    3,713,620.80       0.73   619,091    3,714,547    3,713,621       6.528     6.262     360.0
Georgia                           7    3,398,051.18       0.67   486,046    3,402,320    3,398,051       6.232     5.966     360.0
Michigan                          4    2,478,075.07       0.49   619,728    2,478,912    2,478,075       6.493     6.227     360.0
Rhode Island                      3    2,381,250.00       0.47   793,750    2,381,250    2,381,250       6.304     6.038     360.0
Oregon                            4    2,312,000.00       0.45   578,000    2,312,000    2,312,000       6.469     6.203     360.0
Ohio                              3    2,122,358.51       0.42   713,333    2,140,000    2,122,359       6.567     6.301     360.0
Delaware                          3    1,966,231.76       0.39   656,000    1,968,000    1,966,232       6.541     6.275     360.0
North Carolina                    3    1,918,750.77       0.38   640,133    1,920,400    1,918,751       6.315     6.049     360.0
Alabama                           3    1,823,239.89       0.36   608,333    1,825,000    1,823,240       6.337     6.071     360.0
District of Columbia              2    1,298,232.45       0.25   651,475    1,302,950    1,298,232       6.600     6.334     360.0
Tennessee                         2    1,214,808.78       0.24   609,000    1,218,000    1,214,809       6.417     6.151     360.0
South Carolina                    2    1,015,059.10       0.20   508,000    1,016,000    1,015,059       6.377     6.111     360.0
New Hampshire                     2      958,306.54       0.19   480,000      960,000      958,307       6.635     6.369     360.0
Iowa                              1      708,000.00       0.14   708,000      708,000      708,000       6.250     5.984     360.0
Wisconsin                         1      650,178.69       0.13   652,000      652,000      650,179       6.375     6.109     360.0
Indiana                           1      614,604.27       0.12   622,720      622,720      614,604       6.250     5.984     360.0
Kansas                            1      522,000.00       0.10   522,000      522,000      522,000       6.500     6.234     360.0
New Mexico                        1      515,610.30       0.10   516,100      516,100      515,610       6.250     5.984     360.0
Kentucky                          1      477,643.42       0.09   480,000      480,000      477,643       6.125     5.859     360.0
Utah                              1      464,000.00       0.09   464,000      464,000      464,000       6.625     6.359     360.0
Missouri                          1      445,996.45       0.09   446,400      446,400      445,996       6.500     6.234     360.0
Oklahoma                          1      427,468.14       0.08   428,000      428,000      427,468       6.125     5.859     360.0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270   510,403,74      16.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
Geographic                   Stated     Weighted   Average    Percent
Distribution              Remaining      Average  Original      Owner     FICO
by Balance                     Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
California                    358.6          1.0     70.49       97.2    746.3      7.9
New York                      357.5          1.6     66.85       94.3    742.6      1.8
Florida                       358.3          1.1     66.73       78.0    742.6      5.0
New Jersey                    358.2          1.8     67.89       95.4    742.0      0.0
Texas                         359.0          1.0     71.37      100.0    745.4      5.4
Illinois                      358.4          1.6     72.05      100.0    759.9      7.1
Maryland                      358.8          1.2     71.98      100.0    727.9      6.6
Arizona                       359.4          0.6     70.84       90.4    746.5      0.0
Virginia                      357.9          2.1     73.21      100.0    745.3     20.2
Connecticut                   358.2          1.8     64.10      100.0    758.3      0.0
Colorado                      359.0          1.0     76.85       84.8    750.0     11.7
Washington                    359.5          0.5     72.72      100.0    757.2      8.8
Louisiana                     356.7          3.3     74.46       93.2    731.5      7.1
Massachusetts                 359.1          0.9     70.06       90.5    759.7      0.0
Hawaii                        359.7          0.3     68.43       84.3    744.9      0.0
Pennsylvania                  359.1          0.9     74.67       89.6    756.7      0.0
Nevada                        359.7          0.3     71.11      100.0    746.0      0.0
Georgia                       358.6          1.4     73.57      100.0    745.3      0.0
Michigan                      359.2          0.8     61.56       43.8    753.8      0.0
Rhode Island                  360.0          0.0     74.07       72.7    755.3      0.0
Oregon                        360.0          0.0     76.66      100.0    737.4      0.0
Ohio                          351.0          9.0     73.24      100.0    728.6      0.0
Delaware                      358.6          1.4     73.16       78.1    714.6      0.0
North Carolina                359.1          0.9     77.67      100.0    746.5      0.0
Alabama                       358.7          1.3     57.29       30.7    736.0     28.2
District of Columbia          356.4          3.6     75.92      100.0    745.4      0.0
Tennessee                     356.8          3.2     79.30      100.0    715.5      0.0
South Carolina                359.0          1.0     80.00       50.8    729.6      0.0
New Hampshire                 357.0          3.0     67.34       48.0    760.9      0.0
Iowa                          360.0          0.0     65.86      100.0    772.0      0.0
Wisconsin                     356.0          4.0     50.15        0.0    791.0      0.0
Indiana                       354.0          6.0     70.00      100.0    771.0      0.0
Kansas                        360.0          0.0     72.50      100.0    707.0      0.0
New Mexico                    359.0          1.0     73.73      100.0    678.0      0.0
Kentucky                      354.0          6.0     80.00      100.0    770.0      0.0
Utah                          360.0          0.0     80.00      100.0    804.0      0.0
Missouri                      359.0          1.0     80.00      100.0    714.0      0.0
Oklahoma                      359.0          1.0     80.00      100.0    766.0      0.0
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------
Number of States Represented: 38
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 10 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     830 records
ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Weighted
                                                          % of                                        Weighted  Weighted   Average
Top 10                       Number                  Aggregate   Average    Aggregate    Aggregate     Average   Average    Stated
Zip Code                         of       Principal  Principal  Original     Original    Scheduled       Gross       Net  Original
Concentrations          Receivables         Balance    Balance   Balance      Balance      Balance      Coupon    Coupon      Term
-----------------------------------------------------------------------------------------------------------------------------------
10025                             6    7,588,512.20       1.49 1,270,667    7,624,000    7,588,512       6.165     5.899     360.0
33149                             5    3,585,369.45       0.70   717,252    3,586,260    3,585,369       6.339     6.073     360.0
75225                             3    3,293,750.00       0.65 1,097,917    3,293,750    3,293,750       6.326     6.060     360.0
91011                             2    3,157,143.31       0.62 1,580,000    3,160,000    3,157,143       6.500     6.234     360.0
10583                             5    3,149,009.58       0.62   633,000    3,165,000    3,149,010       6.193     5.927     360.0
70115                             5    3,142,838.67       0.62   631,150    3,155,750    3,142,839       6.257     5.991     360.0
92646                             4    2,731,100.29       0.54   683,125    2,732,500    2,731,100       6.390     6.124     360.0
94611                             3    2,719,062.22       0.53   906,667    2,720,000    2,719,062       6.459     6.193     360.0
94114                             3    2,694,457.63       0.53   900,000    2,700,000    2,694,458       6.362     6.096     360.0
11201                             3    2,638,885.61       0.52   880,000    2,640,000    2,638,886       6.472     6.206     360.0
Other                           791  475,703,611.69       3.20   602,781  476,800,010  475,703,612       6.444     6.178     359.6
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          830  510,403,740.61     100.00   616,358  511,577,270  510,403,741       6.435     6.169     359.6
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                           Weighted
                            Average               Weighted
Top 10                       Stated     Weighted   Average    Percent
Zip Code                  Remaining      Average  Original      Owner     FICO
Concentrations                 Term    Seasoning       LTV   Occupied    Score     % IO
----------------------------------------------------------------------------------------
10025                         355.4          4.6     57.55      100.0    752.7      0.0
33149                         359.7          0.3     45.29      100.0    716.8      0.0
75225                         360.0          0.0     68.07      100.0    717.7      0.0
91011                         359.0          1.0     62.68      100.0    704.5      0.0
10583                         355.3          4.7     56.12      100.0    755.4      0.0
70115                         358.0          2.0     76.83       84.1    724.1     16.7
92646                         359.5          0.5     73.04      100.0    747.4      0.0
94611                         359.6          0.4     62.03      100.0    766.4      0.0
94114                         357.5          2.5     64.05      100.0    729.2      0.0
11201                         359.3          0.7     73.19       79.5    755.8      0.0
Other                         358.4          1.2     70.29       93.4    745.7      5.8
----------------------------------------------------------------------------------------
Total:                        358.3          1.3     69.77       93.6    745.2      5.5
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 11 of 11

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Summary Statistics
Number of Receivables: 229
Aggregate Contributed Balance: $29,416,316.22
Range of Contributed Balance: $13,531.81 to $2,110,752.96
Aggregate Original Balance: $145,027,085
Range of Original Balances: $419,920.00 to $4,000,000.00
Average Original Balance: $633,306
Weighted Average Coupon: 6.003%
Range of Coupons: 5.38% to 6.25%
Weighted Average Stated Original Term: 360.00 months
Range of Stated Original Term: 360 months to 360 months
Weighted Average Seasoning: 3.92 months
Range of Seasoning: 0 months to 19 months
Weighted Average Subject Original LTV: 66.40%
Weighted Average Subject Current LTV: 65.79%
Percent Purchase: 63.2%
Percent Cash-Out Refinance: 27.2%
Percent Full-Alt Documentation: 31.7%
Percent Owner Occupied: 97.3%
Percent Single Family: 69.1%
Percent Conforming Balance: 0.0%
Percent Balloons: 0.0%
Percent Prepayment Penalties: 0.0%
Weighted Average FICO Score: 746.9
Top 5 States: CA(25%), NY(25%), CT(7%), FL(7%), TX(6%)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Servicer                Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage                  229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Servicer                        LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Chase Mortgage                66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Originator              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage                  229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Originator                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Chase Mortgage                66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 1 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Product                 Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                 221    28,392,973.18        96.52  139,141,365    629,599     5.999     360.0       355.9       4.1
Fixed - 30 Year IO                8     1,023,343.04         3.48    5,885,720    735,715     6.097     360.0       360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Product                         LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Fixed - 30 Year               66.33        31.2         97.2    746.5        0.0
Fixed - 30 Year IO            68.43        45.0        100.0    758.2      100.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Stated Original Term    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
349 to 360                      229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Stated Original Term            LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
349 to 360                    66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average:360.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Seasoning               Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
<= 0                             82     6,549,471.47        22.26   54,851,033    668,915     6.091     360.0       360.0       0.0
1 to 3                           81     8,688,917.82        29.54   47,646,660    588,230     5.973     360.0       358.7       1.3
4 to 6                           50     7,880,289.29        26.79   28,691,925    573,839     6.030     360.0       354.3       5.7
7 to 9                            9     4,167,416.23        14.17    8,402,467    933,607     5.945     360.0       352.2       7.8
10 to 12                          5     1,627,276.00         5.53    4,475,000    895,000     5.838     360.0       348.5      11.5
13 to 15                          1       370,235.55         1.26      480,000    480,000     5.875     360.0       347.0      13.0
19 to 21                          1       132,709.87         0.45      480,000    480,000     6.125     360.0       341.0      19.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Seasoning                       LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
<= 0                          68.62        17.6         92.0    751.0       15.3
1 to 3                        67.54        43.2         99.5    743.4        0.2
4 to 6                        66.52         7.3         97.3    744.0        0.0
7 to 9                        69.21        70.5        100.0    759.5        0.0
10 to 12                      46.66        32.8        100.0    767.6        0.0
13 to 15                      48.00       100.0        100.0    596.0        0.0
19 to 21                      80.00         0.0        100.0    733.0        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 0
Maximum: 19
Weighted Average: 3.9
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
First                        Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Payment                          of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Date                    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2004-10                           1       132,709.87         0.45      480,000    480,000     6.125     360.0       341.0      19.0
2005-04                           1       370,235.55         1.26      480,000    480,000     5.875     360.0       347.0      13.0
2005-05                           2       942,481.56         3.20    1,100,000    550,000     5.747     360.0       348.0      12.0
2005-06                           2       612,701.61         2.08    1,100,000    550,000     5.929     360.0       349.0      11.0
2005-07                           1        72,092.83         0.25    2,275,000  2,275,000     6.250     360.0       350.0      10.0
2005-08                           1       572,985.42         1.95      600,000    600,000     5.625     360.0       351.0       9.0
2005-09                           2     2,348,212.65         7.98    4,450,000  2,225,000     6.000     360.0       352.0       8.0
2005-10                           6     1,246,218.15         4.24    3,352,467    558,745     5.987     360.0       353.0       7.0
2005-11                          37     5,980,747.54        20.33   20,659,036    558,352     6.052     360.0       354.0       6.0
2005-12                           8     1,440,448.78         4.90    4,992,600    624,075     5.904     360.0       355.0       5.0
2006-01                           5       459,092.98         1.56    3,040,289    608,058     6.139     360.0       356.0       4.0
2006-02                           3     1,032,092.11         3.51    2,194,300    731,433     5.768     360.0       357.0       3.0
2006-03                           8       885,895.27         3.01    5,414,000    676,750     6.095     360.0       358.0       2.0
2006-04                          70     6,770,930.44        23.02   40,038,360    571,977     5.988     360.0       359.0       1.0
2006-05                          82     6,549,471.47        22.26   54,851,033    668,915     6.091     360.0       360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
First                      Original     Percent      Percent
Payment                     Subject    Full-Alt        Owner     FICO   Interest
Date                            LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
2004-10                       80.00         0.0        100.0    733.0        0.0
2005-04                       48.00       100.0        100.0    596.0        0.0
2005-05                       55.21        49.0        100.0    762.0        0.0
2005-06                       31.36         0.0        100.0    776.2        0.0
2005-07                       65.00       100.0        100.0    766.0        0.0
2005-08                       76.43       100.0        100.0    793.0        0.0
2005-09                       63.41       100.0        100.0    760.9        0.0
2005-10                       76.82         1.5        100.0    741.3        0.0
2005-11                       68.27         2.1         96.4    748.1        0.0
2005-12                       66.14        16.8        100.0    726.5        0.0
2006-01                       44.83        46.2        100.0    744.1        0.0
2006-02                       43.72         0.0        100.0    760.8        0.0
2006-03                       71.46        94.3        100.0    755.4        0.0
2006-04                       70.66        43.1         99.3    739.2        0.3
2006-05                       68.62        17.6         92.0    751.0       15.3
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 2004-10-01
Maximum: 2006-05-01
Weighted Average: 2006-01-02
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Maturity                         of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Date                    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2034-09                           1       132,709.87         0.45      480,000    480,000     6.125     360.0       341.0      19.0
2035-03                           1       370,235.55         1.26      480,000    480,000     5.875     360.0       347.0      13.0
2035-04                           2       942,481.56         3.20    1,100,000    550,000     5.747     360.0       348.0      12.0
2035-05                           2       612,701.61         2.08    1,100,000    550,000     5.929     360.0       349.0      11.0
2035-06                           1        72,092.83         0.25    2,275,000  2,275,000     6.250     360.0       350.0      10.0
2035-07                           1       572,985.42         1.95      600,000    600,000     5.625     360.0       351.0       9.0
2035-08                           2     2,348,212.65         7.98    4,450,000  2,225,000     6.000     360.0       352.0       8.0
2035-09                           6     1,246,218.15         4.24    3,352,467    558,745     5.987     360.0       353.0       7.0
2035-10                          37     5,980,747.54        20.33   20,659,036    558,352     6.052     360.0       354.0       6.0
2035-11                           8     1,440,448.78         4.90    4,992,600    624,075     5.904     360.0       355.0       5.0
2035-12                           5       459,092.98         1.56    3,040,289    608,058     6.139     360.0       356.0       4.0
2036-01                           3     1,032,092.11         3.51    2,194,300    731,433     5.768     360.0       357.0       3.0
2036-02                           8       885,895.27         3.01    5,414,000    676,750     6.095     360.0       358.0       2.0
2036-03                          70     6,770,930.44        23.02   40,038,360    571,977     5.988     360.0       359.0       1.0
2036-04                          82     6,549,471.47        22.26   54,851,033    668,915     6.091     360.0       360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Maturity                    Subject    Full-Alt        Owner     FICO   Interest
Date                            LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
2034-09                       80.00         0.0        100.0    733.0        0.0
2035-03                       48.00       100.0        100.0    596.0        0.0
2035-04                       55.21        49.0        100.0    762.0        0.0
2035-05                       31.36         0.0        100.0    776.2        0.0
2035-06                       65.00       100.0        100.0    766.0        0.0
2035-07                       76.43       100.0        100.0    793.0        0.0
2035-08                       63.41       100.0        100.0    760.9        0.0
2035-09                       76.82         1.5        100.0    741.3        0.0
2035-10                       68.27         2.1         96.4    748.1        0.0
2035-11                       66.14        16.8        100.0    726.5        0.0
2035-12                       44.83        46.2        100.0    744.1        0.0
2036-01                       43.72         0.0        100.0    760.8        0.0
2036-02                       71.46        94.3        100.0    755.4        0.0
2036-03                       70.66        43.1         99.3    739.2        0.3
2036-04                       68.62        17.6         92.0    751.0       15.3
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 2034-09-01
Maximum: 2036-04-01
Weighted Average: 2035-12-03
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Current Rates(%)        Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
5.251 to 5.500                    1       435,170.18         1.48      469,000    469,000     5.375     360.0       359.0       1.0
5.501 to 5.750                    6     3,905,465.37        13.28    4,180,000    696,667     5.700     360.0       355.3       4.7
5.751 to 6.000                   32    12,499,218.38        42.49   21,761,306    680,041     5.969     360.0       354.5       5.5
6.001 to 6.250                  190    12,576,462.28        42.75  118,616,779    624,299     6.151     360.0       357.8       2.2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Current Rates(%)                LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
5.251 to 5.500                79.49       100.0        100.0    622.0        0.0
5.501 to 5.750                60.97        14.7        100.0    756.3        0.0
5.751 to 6.000                65.41        40.3         97.9    744.7        2.6
6.001 to 6.250                68.62        26.0         95.9    750.6        5.5
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 5.3750
Maximum: 6.2500
Weighted Average: 6.0026
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 4 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Conforming Balance      Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Jumbo                           229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Conforming Balance              LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Jumbo                         66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 5 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Original Principal               of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Balance($)              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
400,001 to 420,000                1       325,999.14         1.11      419,920    419,920     5.875     360.0       353.0       7.0
420,001 to 440,000               15       858,938.94         2.92    6,507,400    433,827     6.080     360.0       356.9       3.1
440,001 to 460,000               24     1,912,987.88         6.50   10,843,808    451,825     6.062     360.0       355.5       4.5
460,001 to 480,000               22     2,751,531.59         9.35   10,409,050    473,139     5.956     360.0       354.4       5.6
480,001 to 500,000               25     1,728,987.26         5.88   12,371,750    494,870     5.969     360.0       355.1       4.9
500,001 to 520,000                8       621,196.24         2.11    4,122,780    515,348     5.741     360.0       358.8       1.2
520,001 to 540,000               11       850,492.56         2.89    5,850,870    531,897     6.101     360.0       355.5       4.5
540,001 to 560,000               14     1,610,048.78         5.47    7,757,200    554,086     5.962     360.0       357.1       2.9
560,001 to 580,000               10       759,824.64         2.58    5,732,200    573,220     6.001     360.0       358.8       1.2
580,001 to 600,000               12     2,114,377.66         7.19    7,145,000    595,417     5.904     360.0       353.6       6.4
600,001 to 620,000                6       426,972.80         1.45    3,656,550    609,425     6.057     360.0       359.9       0.1
620,001 to 640,000               12     1,645,373.01         5.59    7,554,020    629,502     5.964     360.0       355.6       4.4
640,001 to 660,000               12     1,871,573.03         6.36    7,801,200    650,100     6.041     360.0       358.2       1.8
660,001 to 680,000                2       209,070.84         0.71    1,347,500    673,750     6.138     360.0       354.6       5.4
680,001 to 700,000                5       800,647.53         2.72    3,485,000    697,000     6.075     360.0       355.8       4.2
700,001 to 720,000                5       463,112.36         1.57    3,548,125    709,625     6.049     360.0       354.9       5.1
720,001 to 740,000                1       204,814.74         0.70      727,000    727,000     6.125     360.0       359.0       1.0
740,001 to 760,000                4       652,250.70         2.22    2,989,089    747,272     6.059     360.0       354.5       5.5
760,001 to 780,000                2       437,512.00         1.49    1,553,000    776,500     6.125     360.0       359.0       1.0
780,001 to 800,000                2       247,272.20         0.84    1,571,750    785,875     6.138     360.0       359.9       0.1
800,001 to 820,000                1       230,972.99         0.79      819,850    819,850     6.125     360.0       359.0       1.0
820,001 to 840,000                1        26,368.00         0.09      824,000    824,000     6.250     360.0       360.0       0.0
840,001 to 860,000                4       532,781.31         1.81    3,388,500    847,125     6.138     360.0       359.9       0.1
860,001 to 880,000                2       484,506.98         1.65    1,740,580    870,290     6.014     360.0       354.0       6.0
880,001 to 900,000                3       310,558.06         1.06    2,690,000    896,667     6.148     360.0       358.3       1.7
900,001 to 920,000                2       287,574.18         0.98    1,836,260    918,130     6.138     360.0       359.1       0.9
920,001 to 940,000                1        29,920.00         0.10      935,000    935,000     6.250     360.0       360.0       0.0
940,001 to 960,000                1        30,332.49         0.10      950,000    950,000     6.250     360.0       358.0       2.0
980,001 to 1,000,000             11     3,569,331.56        12.13   10,989,950    999,086     5.923     360.0       357.0       3.0
1,000,001 to 1,100,000            5       438,340.96         1.49    5,284,733  1,056,947     6.163     360.0       359.3       0.7
1,100,001 to 1,200,000            2       376,800.00         1.28    2,400,000  1,200,000     6.138     360.0       360.0       0.0
1,400,001 to 1,500,000            1       423,000.00         1.44    1,500,000  1,500,000     6.125     360.0       360.0       0.0
2,200,001 to 2,300,000            1        72,092.83         0.25    2,275,000  2,275,000     6.250     360.0       350.0      10.0
3,900,001 to 4,000,000            1     2,110,752.96         7.18    4,000,000  4,000,000     6.000     360.0       352.0       8.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Original Principal          Subject    Full-Alt        Owner     FICO   Interest
Balance($)                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
400,001 to 420,000            80.00         0.0        100.0    730.0        0.0
420,001 to 440,000            68.83        17.6        100.0    732.0        0.0
440,001 to 460,000            72.91        32.6         97.7    734.5        0.0
460,001 to 480,000            68.43        36.2        100.0    702.2        0.0
480,001 to 500,000            62.97         6.4         73.7    750.2        0.0
500,001 to 520,000            77.68         5.2        100.0    713.8        0.0
520,001 to 540,000            73.99         4.0         98.0    739.5        2.0
540,001 to 560,000            74.18         1.1         98.9    775.1        0.0
560,001 to 580,000            77.74        83.2        100.0    747.5        0.0
580,001 to 600,000            67.49        72.5        100.0    767.2        8.9
600,001 to 620,000            79.19         0.0        100.0    727.5       77.3
620,001 to 640,000            55.94         4.9        100.0    758.7        1.2
640,001 to 660,000            69.60        56.5         89.2    752.6        1.1
660,001 to 680,000            72.46         0.0         89.6    768.2        0.0
680,001 to 700,000            59.63         2.8        100.0    777.2        0.0
700,001 to 720,000            73.07         4.9        100.0    771.0        0.0
720,001 to 740,000            58.16         0.0        100.0    805.0        0.0
740,001 to 760,000            62.53        32.5        100.0    716.8        3.7
760,001 to 780,000            75.05        50.0        100.0    785.0        0.0
780,001 to 800,000            66.62         0.0        100.0    779.9        0.0
800,001 to 820,000            75.00         0.0        100.0    770.0        0.0
820,001 to 840,000            63.38         0.0        100.0    744.0        0.0
840,001 to 860,000            59.78         0.0         94.9    752.0        0.0
860,001 to 880,000            75.00         0.0        100.0    728.2        0.0
880,001 to 900,000            63.47        90.8        100.0    753.3        0.0
900,001 to 920,000            63.76       100.0        100.0    699.3        0.0
920,001 to 940,000            67.51         0.0        100.0    764.0        0.0
940,001 to 960,000            67.86         0.0        100.0    731.0        0.0
980,001 to 1,000,000          56.61         0.9        100.0    749.8        0.0
1,000,001 to 1,100,000        69.83         7.3        100.0    756.1        0.0
1,100,001 to 1,200,000        60.97        89.8        100.0    674.2        0.0
1,400,001 to 1,500,000        58.25       100.0        100.0    798.0      100.0
2,200,001 to 2,300,000        65.00       100.0        100.0    766.0        0.0
3,900,001 to 4,000,000        61.54       100.0        100.0    758.0        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 419,920.00
Maximum: 4,000,000.00
Average: 633,306.05
Total: 145,027,085.00
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 6 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Contributed Principal            of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Balance($)              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
0.01 to 20,000.00                97     1,580,686.26         5.37   49,469,417    509,994     6.250     360.0       358.4       1.6
20,000.01 to 40,000.00           39     1,011,968.84         3.44   31,642,063    811,335     6.250     360.0       359.3       0.7
60,000.01 to 80,000.00            1        72,092.83         0.25    2,275,000  2,275,000     6.250     360.0       350.0      10.0
120,000.01 to 140,000.00         17     2,214,139.33         7.53    7,885,950    463,879     6.125     360.0       356.0       4.0
140,000.01 to 160,000.00          7     1,040,605.98         3.54    3,701,000    528,714     6.125     360.0       356.4       3.6
160,000.01 to 180,000.00          4       675,781.65         2.30    2,400,000    600,000     6.125     360.0       358.2       1.8
180,000.01 to 200,000.00          8     1,496,382.07         5.09    5,319,350    664,919     6.125     360.0       357.1       2.9
200,000.01 to 220,000.00          4       854,202.93         2.90    3,034,289    758,572     6.125     360.0       358.3       1.7
220,000.01 to 240,000.00         10     2,341,795.97         7.96    5,976,211    597,621     6.050     360.0       356.7       3.3
240,000.01 to 260,000.00          5     1,251,436.39         4.25    3,214,260    642,852     6.051     360.0       356.0       4.0
260,000.01 to 280,000.00          3       808,471.37         2.75    1,990,000    663,333     6.043     360.0       356.0       4.0
280,000.01 to 300,000.00          6     1,708,729.70         5.81    4,633,000    772,167     6.062     360.0       355.8       4.2
300,000.01 to 320,000.00          3       934,481.00         3.18    2,268,100    756,033     6.041     360.0       357.0       3.0
320,000.01 to 340,000.00          4     1,324,282.26         4.50    2,860,920    715,230     6.001     360.0       358.0       2.0
340,000.01 to 360,000.00          1       345,455.75         1.17      650,000    650,000     6.000     360.0       359.0       1.0
360,000.01 to 380,000.00          3     1,104,259.55         3.75    1,868,125    622,708     5.958     360.0       351.3       8.7
380,000.01 to 400,000.00          1       392,620.92         1.33      742,500    742,500     6.000     360.0       353.0       7.0
420,000.01 to 440,000.00          2       858,170.18         2.92    1,969,000    984,500     5.745     360.0       359.5       0.5
440,000.01 to 460,000.00          2       906,828.36         3.08    1,438,900    719,450     5.938     360.0       356.5       3.5
460,000.01 to 480,000.00          1       461,713.34         1.57      600,000    600,000     5.875     360.0       348.0      12.0
480,000.01 to 500,000.00          3     1,457,588.40         4.96    1,759,000    586,333     5.793     360.0       352.1       7.9
500,000.01 to 520,000.00          2     1,013,300.45         3.44    1,170,000    585,000     5.750     360.0       359.0       1.0
520,000.01 to 540,000.00          1       532,000.00         1.81    1,000,000  1,000,000     6.000     360.0       360.0       0.0
540,000.01 to 560,000.00          1       558,370.91         1.90      560,000    560,000     5.750     360.0       360.0       0.0
560,000.01 to 580,000.00          1       572,985.42         1.95      600,000    600,000     5.625     360.0       351.0       9.0
780,000.01 to 800,000.00          1       793,260.55         2.70    1,000,000  1,000,000     5.750     360.0       355.0       5.0
980,000.01 to 1,000,000.00        1       993,952.84         3.38    1,000,000  1,000,000     5.750     360.0       357.0       3.0
1,000,000.01 >=                   1     2,110,752.96         7.18    4,000,000  4,000,000     6.000     360.0       352.0       8.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Contributed Principal       Subject    Full-Alt        Owner     FICO   Interest
Balance($)                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
0.01 to 20,000.00             72.38        21.2         92.0    744.3        2.3
20,000.01 to 40,000.00        65.45        26.6         93.1    754.4        6.4
60,000.01 to 80,000.00        65.00       100.0        100.0    766.0        0.0
120,000.01 to 140,000.00      73.59        17.3        100.0    736.6        0.0
140,000.01 to 160,000.00      72.03         0.0         86.5    754.9        0.0
160,000.01 to 180,000.00      77.02        48.7        100.0    761.6       25.0
180,000.01 to 200,000.00      67.27        12.3         87.8    763.9        0.0
200,000.01 to 220,000.00      61.88        50.4        100.0    776.9        0.0
220,000.01 to 240,000.00      66.95        10.1        100.0    751.1        0.0
240,000.01 to 260,000.00      66.26        60.2        100.0    720.2        0.0
260,000.01 to 280,000.00      72.75         0.0         67.1    731.4        0.0
280,000.01 to 300,000.00      67.49         0.0        100.0    761.2        0.0
300,000.01 to 320,000.00      58.85        33.5        100.0    757.0        0.0
320,000.01 to 340,000.00      67.29        25.6        100.0    711.9       24.9
340,000.01 to 360,000.00      52.00       100.0        100.0    704.0        0.0
360,000.01 to 380,000.00      65.77        33.5        100.0    723.6        0.0
380,000.01 to 400,000.00      75.00         0.0        100.0    703.0        0.0
420,000.01 to 440,000.00      69.02       100.0        100.0    708.8       49.3
440,000.01 to 460,000.00      76.18        49.7        100.0    731.0        0.0
460,000.01 to 480,000.00      75.10       100.0        100.0    760.0        0.0
480,000.01 to 500,000.00      46.05         0.0        100.0    770.8        0.0
500,000.01 to 520,000.00      76.41        50.1        100.0    734.5        0.0
520,000.01 to 540,000.00      54.05         0.0        100.0    751.0        0.0
540,000.01 to 560,000.00      80.00         0.0        100.0    777.0        0.0
560,000.01 to 580,000.00      76.43       100.0        100.0    793.0        0.0
780,000.01 to 800,000.00      62.70         0.0        100.0    738.0        0.0
980,000.01 to 1,000,000.00    42.33         0.0        100.0    761.0        0.0
1,000,000.01 >=               61.54       100.0        100.0    758.0        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 13,531.81
Maximum: 2,110,752.96
Average: 128,455.53
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 7 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Original Subject                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Loan-to-Value Ratio(%)  Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
20.01 to 25.00                    1        35,200.00         0.12    1,100,000  1,100,000     6.250     360.0       360.0       0.0
25.01 to 30.00                    2       331,127.03         1.13    1,025,000    512,500     6.010     360.0       354.0       6.0
30.01 to 35.00                    3       627,087.95         2.13    1,550,000    516,667     5.936     360.0       349.2      10.8
35.01 to 40.00                    4       728,828.64         2.48    2,387,789    596,947     5.801     360.0       350.8       9.2
40.01 to 45.00                    3     1,249,332.84         4.25    2,340,000    780,000     5.828     360.0       357.6       2.4
45.01 to 50.00                   15     2,351,126.72         7.99    8,941,500    596,100     6.036     360.0       355.1       4.9
50.01 to 55.00                    5       956,815.75         3.25    4,130,000    826,000     6.021     360.0       359.6       0.4
55.01 to 60.00                   11       822,389.38         2.80    8,314,000    755,818     6.155     360.0       359.4       0.6
60.01 to 65.00                   17     4,518,526.02        15.36   16,945,260    996,780     6.000     360.0       354.6       5.4
65.01 to 70.00                   26     1,585,305.47         5.39   17,826,520    685,635     6.160     360.0       357.6       2.4
70.01 to 75.00                   41     6,765,088.03        23.00   27,625,049    673,782     6.040     360.0       356.4       3.6
75.01 to 80.00                  100     9,429,845.65        32.06   52,352,667    523,527     5.969     360.0       356.6       3.4
80.01 to 85.00                    1        15,642.74         0.05      489,300    489,300     6.250     360.0       359.0       1.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Original Subject            Subject    Full-Alt        Owner     FICO   Interest
Loan-to-Value Ratio(%)          LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
20.01 to 25.00                20.37         0.0        100.0    798.0        0.0
25.01 to 30.00                29.56         0.0        100.0    791.6        0.0
30.01 to 35.00                31.35         0.0        100.0    775.9        0.0
35.01 to 40.00                36.87        32.1        100.0    755.7        0.0
40.01 to 45.00                42.26         0.0        100.0    750.9        0.0
45.01 to 50.00                47.43        17.0        100.0    725.0        0.0
50.01 to 55.00                53.26        36.1         97.7    732.2        0.0
55.01 to 60.00                58.31        57.3        100.0    789.8       51.4
60.01 to 65.00                62.16        67.9        100.0    745.3        0.5
65.01 to 70.00                67.97        16.7         96.0    756.9       12.2
70.01 to 75.00                73.63        13.3         97.0    754.2        0.0
75.01 to 80.00                79.00        38.4         94.7    739.2        4.1
80.01 to 85.00                80.02       100.0        100.0    768.0        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 20.37
Maximum: 80.02
Weighted Average by Original Balance: 68.43
Weighted Average by Current Balance: 66.40
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 8 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Current Subject                  of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Loan-to-Value Ratio(%)  Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
20.01 to 25.00                    1        35,200.00         0.12    1,100,000  1,100,000     6.250     360.0       360.0       0.0
25.01 to 30.00                    2       331,127.03         1.13    1,025,000    512,500     6.010     360.0       354.0       6.0
30.01 to 35.00                    3       627,087.95         2.13    1,550,000    516,667     5.936     360.0       349.2      10.8
35.01 to 40.00                    4       728,828.64         2.48    2,387,789    596,947     5.801     360.0       350.8       9.2
40.01 to 45.00                    4     1,493,881.16         5.08    2,802,000    700,500     5.856     360.0       357.0       3.0
45.01 to 50.00                   15     2,899,838.95         9.86    9,479,500    631,967     5.961     360.0       355.2       4.8
50.01 to 55.00                    5       956,815.75         3.25    4,130,000    826,000     6.021     360.0       359.6       0.4
55.01 to 60.00                   11       822,389.38         2.80    8,314,000    755,818     6.155     360.0       359.4       0.6
60.01 to 65.00                   16     3,725,265.47        12.66   15,945,260    996,579     6.053     360.0       354.6       5.4
65.01 to 70.00                   27     1,867,435.89         6.35   18,359,520    679,982     6.136     360.0       357.0       3.0
70.01 to 75.00                   43     7,641,003.48        25.98   28,732,049    668,187     6.002     360.0       355.5       4.5
75.01 to 80.00                   98     8,287,442.52        28.17   51,201,967    522,469     5.996     360.0       357.5       2.5
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Current Subject             Subject    Full-Alt        Owner     FICO   Interest
Loan-to-Value Ratio(%)          LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
20.01 to 25.00                20.37         0.0        100.0    798.0        0.0
25.01 to 30.00                29.56         0.0        100.0    791.6        0.0
30.01 to 35.00                31.35         0.0        100.0    775.9        0.0
35.01 to 40.00                36.87        32.1        100.0    755.7        0.0
40.01 to 45.00                42.72         0.0        100.0    753.2        0.0
45.01 to 50.00                51.81        13.8        100.0    725.2        0.0
50.01 to 55.00                53.26        36.1         97.7    732.2        0.0
55.01 to 60.00                58.31        57.3        100.0    789.8       51.4
60.01 to 65.00                62.04        82.3        100.0    746.9        0.6
65.01 to 70.00                68.30        14.2         96.6    754.8       10.3
70.01 to 75.00                74.09        26.9         97.4    756.3        0.0
75.01 to 80.00                79.46        30.0         94.0    735.6        4.7
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 20.37
Maximum: 80.00
Weighted Average:65.79
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
PMI Company (LTV>80)    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
TBD                               1        15,642.74       100.00      489,300    489,300     6.250     360.0       359.0       1.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1        15,642.74       100.00      489,300    489,300     6.250     360.0       359.0       1.0
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Current Subject             Subject    Full-Alt        Owner     FICO   Interest
Loan-to-Value Ratio(%)          LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
TBD                           80.02       100.0        100.0    768.0        0.0
---------------------------------------------------------------------------------
Total:                        80.02       100.0        100.0    768.0        0.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 9 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
FICO                             of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Score                   Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
<= 620                            3       422,843.55         1.44    2,124,000    708,000     5.922     360.0       348.6      11.4
621 to 645                        3       465,267.46         1.58    1,410,000    470,000     5.432     360.0       359.0       1.0
646 to 670                        5       741,580.02         2.52    3,302,000    660,400     6.091     360.0       357.2       2.8
671 to 695                       10       297,315.22         1.01    5,699,600    569,960     6.195     360.0       359.7       0.3
696 to 720                       37     4,149,281.74        14.11   20,960,357    566,496     6.030     360.0       356.9       3.1
721 to 745                       42     5,571,405.22        18.94   25,464,940    606,308     5.993     360.0       355.9       4.1
746 to 770                       59     9,090,230.17        30.90   41,394,460    701,601     5.985     360.0       355.4       4.6
771 to 795                       54     7,025,598.78        23.88   33,695,195    623,985     6.026     360.0       356.6       3.4
796 to 820                       16     1,652,794.07         5.62   10,976,533    686,033     6.069     360.0       356.3       3.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
FICO                        Subject    Full-Alt        Owner     FICO   Interest
Score                           LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
<= 620                        51.33        95.2        100.0    596.0        0.0
621 to 645                    79.27       100.0         96.9    623.1        0.0
646 to 670                    70.82       100.0        100.0    662.2        0.0
671 to 695                    74.29        92.7         92.7    682.0        6.9
696 to 720                    70.24        16.0         93.2    706.1        0.0
721 to 745                    69.06        20.8         99.4    733.2        9.6
746 to 770                    60.44        38.5         99.6    758.2        0.2
771 to 795                    71.57        21.5         94.5    783.0        0.3
796 to 820                    55.43        36.6         99.1    799.1       25.6
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Minimum: 596
Maximum: 805
Weighted Average: 746.9
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Occupancy               Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence               215    28,631,615.53        97.33  137,257,336     38,406     6.000     360.0       356.0       4.0
Second Home                      14       784,700.70         2.67   7,769,7505     54,982     6.114     360.0       358.3       1.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Occupancy                       LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Primary Residence             66.13        32.4        100.0    747.0        3.6
Second Home                   76.13         6.5          0.0    745.0        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Purpose                 Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Purchase                        128    18,583,380.65        63.17   87,198,664    681,240     6.007     360.0       356.2       3.8
Cash-out Refinance               75     8,003,225.20        27.21   42,712,161    569,495     6.005     360.0       356.1       3.9
Rate/Term Refinance              26     2,829,710.37         9.62   15,116,260    581,395     5.965     360.0       355.3       4.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Purpose                         LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Purchase                      66.60        30.1         96.0    755.4        5.3
Cash-out Refinance            66.12        30.7         99.6    734.3        0.3
Rate/Term Refinance           65.89        45.0         99.4    727.2        0.7
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 10 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Property Type           Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Single-family detached          115    14,825,785.16        50.40   75,135,382    653,351     5.976     360.0       357.0       3.0
Single Family Residence          37     5,489,366.02        18.66   20,639,861    557,834     6.060     360.0       354.0       6.0
Planned unit developments        48     3,938,055.11        13.39   28,436,947    592,436     6.074     360.0       356.4       3.6
Condominiums Low-rise
  (four stories or less)         18     2,722,400.81         9.25   10,146,795    563,711     5.904     360.0       357.6       2.4
Cooperative Units                 7     2,243,884.50         7.63    8,166,500  1,166,643     6.015     360.0       352.4       7.6
Condominiums High-rise
  (greater than four stories)     1       131,845.93         0.45      468,000    468,000     6.125     360.0       359.0       1.0
Two- to four-family               3        64,978.68         0.22    2,033,600    677,867     6.250     360.0       358.1       1.9
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Property Type                   LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Single-family detached        64.35        38.8         98.7    743.9        5.6
Single Family Residence       66.55         0.0        100.0    747.3        0.0
Planned unit developments     68.06        35.4         98.5    748.8        4.8
Condominiums Low-rise
  (four stories or less)      77.88         0.8         80.2    750.7        0.0
Cooperative Units             61.75        96.1        100.0    756.3        0.0
Condominiums High-rise
  (greater than four stories) 80.00         0.0        100.0    774.0        0.0
Two- to four-family           73.26         0.0        100.0    768.3        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Documentation Level     Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Simply Signature                171    20,046,038.44        68.15  103,596,366    605,827     6.014     360.0       356.4       3.6
Full Documentation               56     9,321,477.78        31.69   39,905,719    712,602     5.977     360.0       355.4       4.6
Streamlined                       1        27,040.00         0.09      845,000    845,000     6.250     360.0       360.0       0.0
No Income Verification            1        21,760.00         0.07      680,000    680,000     6.250     360.0       360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Documentation Level             LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Simply Signature              65.78         0.0         96.6    752.2        2.8
Full Documentation            67.76       100.0         99.4    735.5        4.9
Streamlined                   67.83         0.0          0.0    794.0        0.0
No Income Verification        50.56         0.0          0.0    692.0        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 11 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
Geographic                   Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Distribution                     of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
by Balance              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
California                       75     7,426,164.23        25.25   47,154,759    628,730     6.003     360.0       357.8       2.2
New York                         40     7,224,869.59        24.56   28,739,170    718,479     5.970     360.0       353.5       6.5
Connecticut                       5     2,132,659.48         7.25    3,757,500    751,500     5.905     360.0       356.1       3.9
Florida                          18     2,033,594.00         6.91   10,918,310    606,573     6.081     360.0       357.1       2.9
Texas                            12     1,707,415.77         5.80    7,842,897    653,575     6.087     360.0       357.8       2.2
Louisiana                         5     1,453,813.30         4.94    2,738,000    547,600     5.829     360.0       351.2       8.8
Virginia                         11     1,107,939.32         3.77    5,672,161    515,651     6.057     360.0       354.5       5.5
Illinois                          7       944,893.95         3.21    5,588,088    798,298     6.060     360.0       355.9       4.1
New Jersey                        9       872,191.62         2.96    4,782,000    531,333     6.099     360.0       356.5       3.5
Maryland                          9       840,242.05         2.86    5,140,500    571,167     6.090     360.0       357.4       2.6
Washington                        5       786,187.36         2.67    2,939,300    587,860     5.989     360.0       359.1       0.9
Georgia                           4       768,806.20         2.61    2,002,400    500,600     5.929     360.0       357.4       2.6
Arizona                           5       592,471.78         2.01    3,316,000    663,200     5.929     360.0       359.1       0.9
Rhode Island                      1       282,000.00         0.96    1,000,000  1,000,000     6.125     360.0       360.0       0.0
Colorado                          3       262,924.05         0.89    2,154,000    718,000     6.146     360.0       358.0       2.0
Tennessee                         1       182,400.08         0.62      650,000    650,000     6.125     360.0       354.0       6.0
Pennsylvania                      4       178,058.99         0.61    1,914,180    478,545     6.157     360.0       358.8       1.2
Kentucky                          1       134,695.44         0.46      480,000    480,000     6.125     360.0       354.0       6.0
North Carolina                    1       129,720.00         0.44      460,000    460,000     6.125     360.0       360.0       0.0
Oklahoma                          1       120,546.02         0.41      428,000    428,000     6.125     360.0       359.0       1.0
Massachusetts                     4        83,376.82         0.28    2,606,000    651,500     6.250     360.0       359.8       0.2
Iowa                              1        22,656.00         0.08      708,000    708,000     6.250     360.0       360.0       0.0
Oregon                            1        20,192.00         0.07      631,000    631,000     6.250     360.0       360.0       0.0
Nevada                            1        20,160.00         0.07      630,000    630,000     6.250     360.0       360.0       0.0
Indiana                           1        19,667.34         0.07      622,720    622,720     6.250     360.0       354.0       6.0
District of Columbia              1        18,300.58         0.06      576,000    576,000     6.250     360.0       353.0       7.0
Alabama                           1        17,885.90         0.06      560,000    560,000     6.250     360.0       358.0       2.0
New Mexico                        1        16,499.53         0.06      516,100    516,100     6.250     360.0       359.0       1.0
South Carolina                    1        15,984.82         0.05      500,000    500,000     6.250     360.0       359.0       1.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
Geographic                 Original     Percent      Percent
Distribution                Subject    Full-Alt        Owner     FICO   Interest
by Balance                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
California                    70.29        22.5         97.9    742.2       13.5
New York                      61.94        38.8         99.5    746.5        0.0
Connecticut                   49.40         0.0        100.0    753.5        0.0
Florida                       68.66        30.7         76.1    742.5        0.0
Texas                         68.54        49.5        100.0    729.1        0.0
Louisiana                     77.04        98.9         98.9    778.1        0.0
Virginia                      63.50         1.4        100.0    731.2        0.0
Illinois                      74.59         0.0        100.0    771.6        0.0
New Jersey                    67.15        14.1         96.3    736.7        0.0
Maryland                      48.44         1.8        100.0    733.5        0.0
Washington                    77.70        94.6        100.0    751.6        3.0
Georgia                       62.99         3.8        100.0    755.5        0.0
Arizona                       72.19        85.6         95.4    764.8        0.0
Rhode Island                  74.07         0.0        100.0    783.0        0.0
Colorado                      79.76        94.5        100.0    772.1        0.0
Tennessee                     78.79         0.0        100.0    715.0        0.0
Pennsylvania                  76.85         0.0        100.0    771.7        0.0
Kentucky                      80.00         0.0        100.0    770.0        0.0
North Carolina                80.00       100.0        100.0    678.0        0.0
Oklahoma                      80.00         0.0        100.0    766.0        0.0
Massachusetts                 66.38         0.0         80.8    770.7        0.0
Iowa                          65.86       100.0        100.0    772.0        0.0
Oregon                        79.87       100.0        100.0    771.0        0.0
Nevada                        78.75       100.0        100.0    656.0        0.0
Indiana                       70.00         0.0        100.0    771.0        0.0
District of Columbia          80.00       100.0        100.0    662.0        0.0
Alabama                       60.54       100.0        100.0    796.0        0.0
New Mexico                    73.73       100.0        100.0    678.0        0.0
South Carolina                80.00       100.0          0.0    753.0        0.0
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------
Number of States Represented: 29
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 12 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     229 records
SUBGROUP 1-1: 5.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Top 10 City                      of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Concentrations          Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
New York NY                      10     2,846,415.41         9.68   10,106,500  1,010,650     5.967     360.0       354.0       6.0
Houston TX                        4     1,062,511.89         3.61    2,732,800    683,200     6.051     360.0       356.8       3.2
New Canaan CT                     1       993,952.84         3.38    1,000,000  1,000,000     5.750     360.0       357.0       3.0
New Orleans LA                    3       826,445.11         2.81    1,550,000    516,667     5.745     360.0       351.5       8.5
Oakland CA                        1       793,260.55         2.70    1,000,000  1,000,000     5.750     360.0       355.0       5.0
Scarsdale NY                      3       778,528.16         2.65    2,215,000    738,333     5.973     360.0       351.0       9.0
Miami FL                          2       636,584.69         2.16    1,200,000    600,000     6.000     360.0       356.7       3.3
Chicago IL                        2       609,319.63         2.07    1,151,125    575,563     6.000     360.0       354.0       6.0
Melville NY                       1       532,000.00         1.81    1,000,000  1,000,000     6.000     360.0       360.0       0.0
Queen Creek AZ                    1       507,173.02         1.72      650,000    650,000     5.875     360.0       359.0       1.0
Other                           201    19,830,124.91        67.41  122,421,660    609,063     6.043     360.0       356.6       3.4
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Top 10 City                 Subject    Full-Alt        Owner     FICO   Interest
Concentrations                  LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
New York NY                   65.23        75.7         99.2    760.0        0.0
Houston TX                    72.68        41.2        100.0    732.5        0.0
New Canaan CT                 42.33         0.0        100.0    761.0        0.0
New Orleans LA                77.52        98.1         98.1    789.7        0.0
Oakland CA                    62.70         0.0        100.0    738.0        0.0
Scarsdale NY                  46.76         0.0        100.0    760.6        0.0
Miami FL                      61.75        54.3        100.0    736.0        0.0
Chicago IL                    76.95         0.0        100.0    765.8        0.0
Melville NY                   54.05         0.0        100.0    751.0        0.0
Queen Creek AZ                72.83       100.0        100.0    765.0        0.0
Other                         67.89        25.5         96.2    742.4        5.2
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
Top 10                       Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Zip Code                         of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Concentrations          Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
10025                             3     2,157,182.77         7.33    5,454,000  1,818,000     6.005     360.0       352.1       7.9
06840                             1       993,952.84         3.38    1,000,000  1,000,000     5.750     360.0       357.0       3.0
94705                             1       793,260.55         2.70    1,000,000  1,000,000     5.750     360.0       355.0       5.0
10583                             3       778,528.16         2.65    2,215,000    738,333     5.973     360.0       351.0       9.0
70115                             2       588,985.42         2.00    1,100,000    550,000     5.642     360.0       351.2       8.8
10044                             1       558,370.91         1.90      560,000    560,000     5.750     360.0       360.0       0.0
11746                             1       532,000.00         1.81    1,000,000  1,000,000     6.000     360.0       360.0       0.0
85242                             1       507,173.02         1.72      650,000    650,000     5.875     360.0       359.0       1.0
90230                             1       506,127.43         1.72      520,000    520,000     5.625     360.0       359.0       1.0
31401                             1       495,282.52         1.68      634,000    634,000     5.875     360.0       359.0       1.0
Other                           214    21,505,452.60        73.11  130,894,085    611,655     6.056     360.0       356.4       3.6
------------------------------------------------------------------------------------------------------------------------------------
Total:                          229    29,416,316.22       100.00  145,027,085    633,306     6.003     360.0       356.1       3.9
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
Top 10                     Original     Percent      Percent
Zip Code                    Subject    Full-Alt        Owner     FICO   Interest
Concentrations                  LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
10025                         61.61        98.6        100.0    757.8        0.0
06840                         42.33         0.0        100.0    761.0        0.0
94705                         62.70         0.0        100.0    738.0        0.0
10583                         46.76         0.0        100.0    760.6        0.0
70115                         76.53        97.3         97.3    790.8        0.0
10044                         80.00         0.0        100.0    777.0        0.0
11746                         54.05         0.0        100.0    751.0        0.0
85242                         72.83       100.0        100.0    765.0        0.0
90230                         80.00         0.0        100.0    704.0        0.0
31401                         70.84         0.0        100.0    752.0        0.0
Other                         67.94        28.4         96.4    743.4        4.8
---------------------------------------------------------------------------------
Total:                        66.40        31.7         97.3    746.9        3.5
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 13 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Receivables: 770
Aggregate Contributed Balance: $300,532,807.24
Range of Contributed Balance: $13,364.48 to $2,180,808.04
Aggregate Original Balance: $474,434,660
Range of Original Balances: $417,000.00 to $4,000,000.00
Average Original Balance: $616,149
Weighted Average Coupon: 6.350%
Range of Coupons: 5.88% to 6.75%
Weighted Average Stated Original Term: 359.71 months
Range of Stated Original Term: 240 months to 360 months
Weighted Average Seasoning: 1.32 months
Range of Seasoning: 0 months to 19 months
Weighted Average Subject Original LTV: 69.40%
Weighted Average Subject Current LTV: 69.29%
Percent Purchase: 53.3%
Percent Cash-Out Refinance: 35.4%
Percent Full-Alt Documentation:
24.0% Percent Owner Occupied: 93.9%
Percent Single Family: 65.0%
Percent Conforming Balance: 0.2%
Percent Balloons: 0.0% Percent
Prepayment Penalties: 0.0%
Weighted Average FICO Score: 746.0
Top 5 States: CA(36%), NY(19%), FL(9%), NJ(5%), TX(4%)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Servicer                Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage               770       300,532,807.24     100.00    474,434,660   616,149    6.350    359.7      358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------
Total:                       770       300,532,807.24     100.00    474,434,660   616,149    6.350    359.7      358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Servicer                        LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Chase Mortgage               69.40       24.0         93.9      746.0      4.7
---------------------------------------------------------------------------------
Total:                       69.40       24.0         93.9      746.0      4.7
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Originator              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage                770       300,532,807.24   100.00    474,434,660   616,149    6.350      359.7      358.4      1.3
Total:                        770       300,532,807.24   100.00    474,434,660   616,149    6.350      359.7      358.4      1.3

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Origina                         LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Chase Mortgage               69.40       24.0         93.9      746.0      4.7
---------------------------------------------------------------------------------
Total:                       69.40       24.0         93.9      746.0      4.7
---------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 1 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.

SUBGROUP 1-2: 6.0% PASS-THRU                                        770  records
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Product                 Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year               2           722,880.00        0.24     1,340,000   670,000     6.438      240.0      240.0     0.0
Fixed - 30 Year             726       285,537,369.14       95.01   447,066,845   615,795     6.348      360.0      358.6     1.4
Fixed - 30 Year IO           42        14,272,558.10        4.75    26,027,815   619,710     6.378      360.0      359.6     0.4
------------------------------------------------------------------------------------------------------------------------------------
Total:                      770       300,532,807.24      100.00   474,434,660   616,149     6.350      359.7      358.4     1.3
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Weighted
                        Average
                       Original     Percent      Percent
                        Subject    Full-Alt        Owner     FICO   Interest
Product                     LTV         Doc     Occupied    Score       Only
--------------------------------------------------------------------------------
Fixed - 20 Year          59.82        74.6        74.6      746.9       0.0
Fixed - 30 Year          69.26        23.3        94.1      745.8       0.0
Fixed - 30 Year IO       72.66        36.1        92.0      750.0     100.0
--------------------------------------------------------------------------------
Total:                   69.40        24.0        93.9      746.0       4.7
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Stated Original Term    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
-----------------------------------------------------------------------------------------------------------------------------------
229 to 240                   2          722,880.00      0.24        1,340,000    670,000     6.438     240.0       240.0       0.0
349 to 360                 768      299,809,927.24     99.76      473,094,660    616,009     6.349     360.0       358.7       1.3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     770      300,532,807.24    100.00      474,434,660    616,149     6.350     359.7       358.4       1.3
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
                          Subject    Full-Alt        Owner     FICO   Interest
Stated Original Term          LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
229 to 240                59.82       74.6          74.6      746.9       0.0
349 to 360                69.43       23.9          94.0      746.0       4.8
-------------------------------------------------------------------------------
Total:                    69.40       24.0          93.9      746.0       4.7
-------------------------------------------------------------------------------
Minimum:   240
Maximum:   360
Weighted Average: 359.7
-------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
                                                            % of                                    Weighted    Weighted
                                                       Aggregate                                     Average     Average
                            Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Seasoning              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
<= 0                        383       147,994,200.17     49.24    238,152,355    621,808    6.371      359.4     359.4      0.0
1 to 3                      284       108,896,987.41     36.23    170,558,902    600,560    6.362      360.0     358.8      1.2
4 to 6                       87        35,439,943.82     11.79     51,400,311    590,808    6.265      360.0     354.7      5.3
7 to 9                        9         4,564,932.78      1.52      8,588,092    954,232    6.107      360.0     352.5      7.5
10 to 12                      4         2,777,716.82      0.92      3,975,000    993,750    6.199      360.0     349.7     10.3
13 to 15                      1           103,211.44      0.03        480,000    480,000    5.875      360.0     347.0     13.0
19 to 21                      2           755,814.79      0.25      1,280,000    640,000    6.332      360.0     341.0     19.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                      770       300,532,807.24    100.00    474,434,660    616,149    6.350      359.7     358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
                       Weighted
                        Average
                       Original     Percent      Percent
                        Subject    Full-Alt        Owner     FICO   Interest
Seasoning                   LTV         Doc     Occupied    Score       Only
-----------------------------------------------------------------------------
<= 0                    69.10       21.0           94.4     748.3     6.2
1 to 3                  70.25       31.5           92.9     742.6     4.7
4 to 6                  68.35        4.3           93.6     748.5     0.0
7 to 9                  71.27       57.4          100.0     736.7     0.0
10 to 12                60.14       83.1          100.0     759.3     0.0
13 to 15                48.00      100.0          100.0     596.0     0.0
19 to 21                80.00       55.3          100.0     717.5     0.0
-----------------------------------------------------------------------------
Total:                  69.40       24.0           93.9     746.0     4.7
-----------------------------------------------------------------------------
Minimum:   0
Maximum:   19
Weighted Average:  1.3
-----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
First                        Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Payment                          of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Date                    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2004-10                        2         755,814.79       0.25       1,280,000    640,000     6.332     360.0     341.0      19.0
2005-04                        1         103,211.44       0.03         480,000    480,000     5.875     360.0     347.0      13.0
2005-05                        1         128,712.93       0.04         600,000    600,000     5.875     360.0     348.0      12.0
2005-06                        2         468,195.85       0.16       1,100,000    550,000     6.053     360.0     349.0      11.0
2005-07                        1       2,180,808.04       0.73       2,275,000  2,275,000     6.250     360.0     350.0      10.0
2005-09                        3       2,480,592.82       0.83       5,235,625  1,745,208     6.084     360.0     352.0       8.0
2005-10                        6       2,084,339.97       0.69       3,352,467    558,745     6.134     360.0     353.0       7.0
2005-11                       45      17,695,452.36       5.89      25,038,692    556,415     6.193     360.0     354.0       6.0
2005-12                       24      11,468,067.38       3.82      14,594,580    608,108     6.328     360.0     355.0       5.0
2006-01                       18       6,276,424.07       2.09      11,767,039    653,724     6.352     360.0     356.0       4.0
2006-02                       24       7,745,694.87       2.58      13,979,407    582,475     6.417     360.0     357.0       3.0
2006-03                       18       6,546,640.36       2.18      10,849,100    602,728     6.285     360.0     358.0       2.0
2006-04                      242      94,604,652.19      31.48     145,730,395    602,192     6.363     360.0     359.0       1.0
2006-05                      383     147,994,200.17      49.24     238,152,355    621,808     6.371     359.4     359.4       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                       770     300,532,807.24     100.00     474,434,660    616,149     6.350     359.7     358.4       1.3
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         Weighted
                          Average
First                    Original     Percent      Percent
Payment                   Subject    Full-Alt        Owner     FICO   Interest
Date                          LTV         Doc     Occupied    Score       Only
--------------------------------------------------------------------------------
2004-10                   80.00         55.3       100.0      717.5     0.0
2005-04                   48.00        100.0       100.0      596.0     0.0
2005-05                   75.10        100.0       100.0      760.0     0.0
2005-06                   33.39          0.0       100.0      727.8     0.0
2005-07                   65.00        100.0       100.0      766.0     0.0
2005-09                   65.35         83.3       100.0      753.4     0.0
2005-10                   78.33         26.6       100.0      716.9     0.0
2005-11                   70.42          4.4        92.0      747.2     0.0
2005-12                   69.17          1.9       100.0      746.8     0.0
2006-01                   61.04          8.6        86.5      755.1     0.0
2006-02                   73.53          5.9        87.9      753.3     0.0
2006-03                   67.61         45.7        95.9      761.1     0.0
2006-04                   70.17         32.6        93.1      740.4     5.4
2006-05                   69.10         21.0        94.4      748.3     6.2
--------------------------------------------------------------------------------
Total:                    69.40         24.0        93.9      746.0     4.7
--------------------------------------------------------------------------------
Minimum:  2004-10-01
Maximum:  2006-05-01
Weighted Average:  2006-03-22
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 pf 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Maturity                         of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Date                    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2026-04                         2         722,880.00      0.24      1,340,000    670,000    6.438      240.0      240.0       0.0
2034-09                         2         755,814.79      0.25      1,280,000    640,000    6.332      360.0      341.0      19.0
2035-03                         1         103,211.44      0.03        480,000    480,000    5.875      360.0      347.0      13.0
2035-04                         1         128,712.93      0.04        600,000    600,000    5.875      360.0      348.0      12.0
2035-05                         2         468,195.85      0.16      1,100,000    550,000    6.053      360.0      349.0      11.0
2035-06                         1       2,180,808.04      0.73      2,275,000  2,275,000    6.250      360.0      350.0      10.0
2035-08                         3       2,480,592.82      0.83      5,235,625  1,745,208    6.084      360.0      352.0       8.0
2035-09                         6       2,084,339.97      0.69      3,352,467    558,745    6.134      360.0      353.0       7.0
2035-10                        45      17,695,452.36      5.89     25,038,692    556,415    6.193      360.0      354.0       6.0
2035-11                        24      11,468,067.38      3.82     14,594,580    608,108    6.328      360.0      355.0       5.0
2035-12                        18       6,276,424.07      2.09     11,767,039    653,724    6.352      360.0      356.0       4.0
2036-01                        24       7,745,694.87      2.58     13,979,407    582,475    6.417      360.0      357.0       3.0
2036-02                        18       6,546,640.36      2.18     10,849,100    602,728    6.285      360.0      358.0       2.0
2036-03                       242      94,604,652.19     31.48    145,730,395    602,192    6.363      360.0      359.0       1.0
2036-04                       381     147,271,320.17     49.00    236,812,355    621,555    6.371      360.0      360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                        770     300,532,807.24    100.00    474,434,660    616,149    6.350      359.7      358.4       1.3
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
Maturity                  Subject    Full-Alt        Owner     FICO   Interest
Date                          LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
2026-04                   59.82        74.6          74.6    746.9       0.0
2034-09                   80.00        55.3         100.0    717.5       0.0
2035-03                   48.00       100.0         100.0    596.0       0.0
2035-04                   75.10       100.0         100.0    760.0       0.0
2035-05                   33.39         0.0         100.0    727.8       0.0
2035-06                   65.00       100.0         100.0    766.0       0.0
2035-08                   65.35        83.3         100.0    753.4       0.0
2035-09                   78.33        26.6         100.0    716.9       0.0
2035-10                   70.42         4.4          92.0    747.2       0.0
2035-11                   69.17         1.9         100.0    746.8       0.0
2035-12                   61.04         8.6          86.5    755.1       0.0
2036-01                   73.53         5.9          87.9    753.3       0.0
2036-02                   67.61        45.7          95.9    761.1       0.0
2036-03                   70.17        32.6          93.1    740.4       5.4
2036-04                   69.15        20.7          94.5    748.3       6.2
-------------------------------------------------------------------------------
Total:                    69.40        24.0          93.9    746.0       4.7
-------------------------------------------------------------------------------
Minimum:   2026-04-01
Maximum:   2036-04-01
Weighted Average:  2036-02-12

-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Current Rates (%)       Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
5.751 to 6.000                 32         9,137,351.04      3.04      21,761,306  680,041    5.988     360.0      354.7       5.3
6.001 to 6.250                190       105,844,833.84     35.22     118,616,779  624,299    6.220     360.0      358.3       1.7
6.251 to 6.500                419       168,518,636.52     56.07     254,244,908  606,790    6.422     359.6      358.7       0.9
6.501 to 6.750                129        17,031,985.84      5.67      79,811,667  618,695    6.630     358.7      358.0       0.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                        770       300,532,807.24   100.000     474,434,660  616,149    6.350     359.7      358.4       1.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                        Weighted
                         Average
                        Original     Percent      Percent
                         Subject    Full-Alt        Owner     FICO   Interest
Current Rates (%)            LTV         Doc     Occupied    Score       Only
------------------------------------------------------------------------------
5.751 to 6.000           65.56        36.7          97.4      745.9      3.2
6.001 to 6.250           69.26        25.6          93.6      749.2      4.3
6.251 to 6.500           69.52        22.9          94.3      743.9      4.3
6.501 to 6.750           71.13        19.4          90.0      747.6     13.1
------------------------------------------------------------------------------
Total:                   69.40        24.0          93.9      746.0      4.7
------------------------------------------------------------------------------
Minimum:   5.8750
Maximum:   6.7500
Weighted Average: 6.3496
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 4 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Conforming Balance      Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Jumbo                       767         299,906,089.24     99.79  473,060,660    616,767     6.349     359.7       358.4      1.3
Conforming                    3             626,718.00      0.21    1,374,000    458,000     6.523     360.0       360.0      0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                      770         300,532,807.24    100.00  474,434,660    616,149     6.350     359.7       358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
                          Subject    Full-Alt        Owner     FICO   Interest
Conforming Balance            LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
Jumbo                       69.38       24.1         94.0     746.0      4.8
Conforming                  79.83        0.0         81.2     742.3      0.0
-------------------------------------------------------------------------------
Total:                      69.40       24.0         93.9     746.0      4.7
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 5 of 13

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Original Principal               of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Balance ($)             Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
400,001 to 420,000              7      1,322,221.29       0.44      2,929,920     418,560     6.409     360.0       359.1       0.9
420,001 to 440,000             44     11,676,100.34       3.89     19,065,745     433,312     6.342     360.0       358.3       1.7
440,001 to 460,000             63     19,865,247.41       6.61     28,496,618     452,327     6.326     360.0       358.0       2.0
460,001 to 480,000             80     22,505,544.12       7.49     37,765,576     472,070     6.348     360.0       358.2       1.8
480,001 to 500,000             79     27,913,298.28       9.29     39,066,717     494,515     6.347     360.0       359.2       0.8
500,001 to 520,000             37     12,016,438.62       4.00     18,937,225     511,817     6.389     360.0       358.6       1.4
520,001 to 540,000             46     14,824,914.78       4.93     24,347,050     529,284     6.362     360.0       358.8       1.2
540,001 to 560,000             55     18,720,161.81       6.23     30,340,787     551,651     6.369     360.0       359.1       0.9
560,001 to 580,000             31     11,797,313.93       3.93     17,778,622     573,504     6.348     360.0       358.7       1.3
580,001 to 600,000             45     16,425,051.39       5.47     26,703,400     593,409     6.366     360.0       358.7       1.3
600,001 to 620,000             20      7,485,453.88       2.49     12,236,550     611,828     6.358     360.0       359.7       0.3
620,001 to 640,000             42     16,130,956.97       5.37     26,540,970     631,928     6.351     360.0       359.0       1.0
640,001 to 660,000             49     19,204,347.05       6.39     31,883,056     650,675     6.372     358.9       357.4       1.5
660,001 to 680,000             10      3,320,379.86       1.10      6,715,332     671,533     6.400     360.0       358.6       1.4
680,001 to 700,000             16      6,736,642.03       2.24     11,117,465     694,842     6.345     350.4       349.5       0.9
700,001 to 720,000             10      5,341,059.62       1.78      7,132,325     713,233     6.314     360.0       358.1       1.9
720,001 to 740,000              9      4,189,616.26       1.39      6,592,750     732,528     6.391     360.0       359.4       0.6
740,001 to 760,000             14      6,889,930.13       2.29     10,511,589     750,828     6.341     360.0       358.5       1.5
760,001 to 780,000              7      3,368,208.97       1.12      5,426,500     775,214     6.339     360.0       358.9       1.1
780,001 to 800,000              8      3,644,564.34       1.21      6,330,375     791,297     6.398     360.0       356.7       3.3
800,001 to 820,000              3      1,646,743.57       0.55      2,436,100     812,033     6.318     360.0       357.5       2.5
820,001 to 840,000              8      4,517,679.37       1.50      6,643,699     830,462     6.390     360.0       359.4       0.6
840,001 to 860,000              6      4,181,354.33       1.39      5,085,500     847,583     6.253     360.0       359.6       0.4
860,001 to 880,000              7      4,421,790.96       1.47      6,078,246     868,321     6.330     360.0       357.9       2.1
880,001 to 900,000              8      4,987,425.10       1.66      7,175,000     896,875     6.336     360.0       359.5       0.5
900,001 to 920,000              4      2,519,227.27       0.84      3,662,260     915,565     6.314     360.0       359.7       0.3
920,001 to 940,000              1        905,080.00       0.30        935,000     935,000     6.250     360.0       360.0       0.0
940,001 to 960,000              6      3,440,179.67       1.14      5,694,850     949,142     6.399     360.0       359.1       0.9
960,001 to 980,000              1        758,540.00       0.25        970,000     970,000     6.375     360.0       360.0       0.0
980,001 to 1,000,000           22     14,072,553.94       4.68     21,962,200     998,282     6.307     360.0       359.0       1.0
1,000,001 to 1,100,000         16     11,133,457.92       3.70     17,123,233   1,070,202     6.359     360.0       359.6       0.4
1,100,001 to 1,200,000          3      2,639,762.11       0.88      3,560,000   1,186,667     6.268     360.0       359.8       0.2
1,200,001 to 1,300,000          2        724,421.53       0.24      2,570,000   1,285,000     6.625     360.0       359.5       0.5
1,400,001 to 1,500,000          7      5,104,552.98       1.70     10,460,000   1,494,286     6.368     360.0       358.4       1.6
1,800,001 to 1,900,000          1      1,001,913.44       0.33      1,885,000   1,885,000     6.500     360.0       359.0       1.0
1,900,001 to 2,000,000          1      1,063,038.13       0.35      2,000,000   2,000,000     6.500     360.0       359.0       1.0
2,200,001 to 2,300,000          1      2,180,808.04       0.73      2,275,000   2,275,000     6.250     360.0       350.0      10.0
3,900,001 to 4,000,000          1      1,856,827.79       0.62      4,000,000   4,000,000     6.000     360.0       352.0       8.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                        770     300,532,807.24    100.00    474,434,660     616,149     6.350     359.7       358.4       1.3
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
Original Principal        Subject    Full-Alt        Owner     FICO   Interest
Balance ($)                   LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
400,001 to 420,000          76.70        0.0         91.1    734.8      24.7
420,001 to 440,000          72.18       13.8         92.2    741.8       6.0
440,001 to 460,000          72.68       17.4         91.5    740.8       4.2
460,001 to 480,000          71.72       20.0         97.7    743.2       1.3
480,001 to 500,000          71.46       18.0         88.0    743.6       2.3
500,001 to 520,000          71.16       16.1         93.4    743.8       3.4
520,001 to 540,000          73.47       19.5         94.6    744.0       8.3
540,001 to 560,000          70.53       13.7         94.7    754.7       3.3
560,001 to 580,000          73.06       22.3         96.2    738.3       5.2
580,001 to 600,000          68.11       26.5         93.2    745.3       8.1
600,001 to 620,000          73.46       15.1         99.7    743.3       8.2
620,001 to 640,000          74.47       18.3        100.0    747.8       9.3
640,001 to 660,000          70.54       26.0         79.9    754.9       7.7
660,001 to 680,000          64.95       43.0         80.2    709.3       0.0
680,001 to 700,000          55.99       34.1        100.0    754.8       0.0
700,001 to 720,000          65.47       27.1        100.0    726.9       7.2
720,001 to 740,000          64.11       13.8        100.0    749.5       9.3
740,001 to 760,000          59.89       33.5         91.5    734.7      10.5
760,001 to 780,000          72.33       28.7        100.0    745.2       0.0
780,001 to 800,000          64.54       23.0        100.0    759.7       0.0
800,001 to 820,000          70.25       26.1        100.0    764.2       0.0
820,001 to 840,000          65.08       19.7        100.0    754.8       0.0
840,001 to 860,000          67.32       15.8         80.4    751.3       0.0
860,001 to 880,000          71.78       15.3        100.0    738.4       0.0
880,001 to 900,000          66.87       35.5        100.0    744.4       0.0
900,001 to 920,000          69.55       80.8        100.0    714.2      19.3
920,001 to 940,000          67.51        0.0        100.0    764.0       0.0
940,001 to 960,000          69.23       21.5         92.2    737.2       0.0
960,001 to 980,000          74.62        0.0        100.0    751.0       0.0
980,001 to 1,000,000        62.39       18.0        100.0    758.6       0.0
1,000,001 to 1,100,000      63.59       21.9         97.4    757.2       2.7
1,100,001 to 1,200,000      62.83       56.0        100.0    718.0       0.0
1,200,001 to 1,300,000      80.00      100.0        100.0    747.1      50.2
1,400,001 to 1,500,000      68.01       76.2        100.0    767.7      21.1
1,800,001 to 1,900,000      65.00      100.0          0.0    763.0       0.0
1,900,001 to 2,000,000      52.63      100.0        100.0    685.0       0.0
2,200,001 to 2,300,000      65.00      100.0        100.0    766.0       0.0
3,900,001 to 4,000,000      61.54      100.0        100.0    758.0       0.0
-------------------------------------------------------------------------------
Total:                      69.40       24.0         93.9    746.0       4.7
-------------------------------------------------------------------------------
Minimum: 417,000.00
Maximum: 4,000,000.00
Average: 616,148.91
Total: 474,434,660.00
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 6 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                         % of                                      Weighted   Weighted
                                                    Aggregate                                       Average    Average
Contributed                 Number   Contributed  Contributed    Aggregate     Average   Weighted    Stated     Stated   Weighted
Principal                       of     Principal    Principal     Original    Original    Average  Original  Remaining    Average
Balance ($)            Receivables       Balance      Balance      Balance     Balance     Coupon      Term       Term  Seasoning
----------------------------------------------------------------------------------------------------------------------------------
0.01 to 20,000.00              29       470,062.31     0.16     14,695,750     506,750      6.750     360.0       359.3      0.7
20,000.01 to 40,000.00          6       134,840.00     0.04      4,213,750     702,292      6.750     360.0       360.0      0.0
40,000.01 to 60,000.00          2        94,595.32     0.03      2,960,000   1,480,000      6.750     360.0       358.0      2.0
80,000.01 to 100,000.00         1        90,879.56     0.03        419,920     419,920      5.875     360.0       353.0      7.0
100,000.01 to 120,000.00        2       220,805.44     0.07        897,000     448,500      6.274     360.0       353.9      6.1
120,000.01 to 140,000.00       28     3,619,491.10     1.20     13,406,850     478,816      6.516     360.0       358.6      1.4
140,000.01 to 160,000.00       21     3,126,079.41     1.04     11,242,017     535,334      6.591     360.0       358.9      1.1
160,000.01 to 180,000.00       13     2,240,994.98     0.75      7,948,450     611,419      6.625     360.0       359.5      0.5
180,000.01 to 200,000.00       15     2,806,138.96     0.93      9,956,400     663,760      6.625     352.2       351.4      0.7
200,000.01 to 220,000.00       13     2,730,952.34     0.91      7,360,361     566,182      6.243     360.0       356.6      3.4
220,000.01 to 240,000.00       22     5,097,430.07     1.70     10,533,800     478,809      6.444     360.0       358.7      1.3
240,000.01 to 260,000.00       34     8,505,329.71     2.83     16,622,247     488,890      6.459     360.0       358.8      1.2
260,000.01 to 280,000.00       36     9,728,006.34     3.24     19,335,520     537,098      6.478     360.0       359.4      0.6
280,000.01 to 300,000.00       28     8,134,973.32     2.71     17,837,500     637,054      6.486     360.0       359.6      0.4
300,000.01 to 320,000.00       30     9,343,761.60     3.11     18,318,300     610,610      6.437     360.0       358.8      1.2
320,000.01 to 340,000.00       27     8,954,757.03     2.98     14,330,625     530,764      6.319     360.0       357.7      2.3
340,000.01 to 360,000.00       56    19,548,671.25     6.50     30,368,337     542,292      6.393     360.0       358.5      1.5
360,000.01 to 380,000.00       36    13,344,403.65     4.44     19,664,834     546,245      6.395     360.0       358.9      1.1
380,000.01 to 400,000.00       42    16,347,350.12     5.44     22,509,095     535,931      6.369     360.0       358.7      1.3
400,000.01 to 420,000.00       32    13,165,103.34     4.38     17,904,255     559,508      6.352     360.0       357.6      2.4
420,000.01 to 440,000.00       37    15,925,353.00     5.30     19,921,509     538,419      6.324     360.0       358.9      1.1
440,000.01 to 460,000.00       29    13,070,988.55     4.35     16,116,272     555,734      6.328     360.0       358.8      1.2
460,000.01 to 480,000.00       33    15,530,795.28     5.17     19,663,950     595,877      6.277     360.0       358.7      1.3
480,000.01 to 500,000.00       26    12,732,247.17     4.24     15,440,480     593,865      6.327     360.0       359.2      0.8
500,000.01 to 520,000.00       25    12,665,579.94     4.21     15,993,706     639,748      6.320     360.0       358.2      1.8
520,000.01 to 540,000.00       16     8,501,042.50     2.83     10,915,909     682,244      6.305     352.4       351.2      1.2
540,000.01 to 560,000.00       15     8,249,132.78     2.74      9,340,365     622,691      6.258     360.0       358.5      1.5
560,000.01 to 580,000.00       11     6,267,259.35     2.09      7,874,250     715,841      6.319     360.0       359.0      1.0
580,000.01 to 600,000.00       18    10,557,955.68     3.51     12,991,620     721,757      6.312     360.0       358.9      1.1
600,000.01 to 620,000.00       12     7,325,293.86     2.44      8,832,800     736,067      6.271     360.0       359.0      1.0
620,000.01 to 640,000.00        6     3,771,098.48     1.25      4,055,600     675,933      6.271     360.0       358.3      1.7
640,000.01 to 660,000.00        7     4,563,034.24     1.52      5,825,959     832,280      6.286     360.0       359.3      0.7
660,000.01 to 680,000.00        6     4,030,075.24     1.34      4,822,166     803,694      6.333     360.0       359.7      0.3
680,000.01 to 700,000.00        6     4,117,191.99     1.37      4,592,500     765,417      6.291     360.0       359.0      1.0
700,000.01 to 720,000.00        6     4,264,705.65     1.42      5,790,000     965,000      6.208     360.0       357.8      2.2
720,000.01 to 740,000.00        3     2,183,536.40     0.73      2,437,300     812,433      6.292     360.0       360.0      0.0
740,000.01 to 760,000.00        3     2,260,655.26     0.75      2,706,250     902,083      6.333     360.0       359.3      0.7
760,000.01 to 780,000.00        2     1,550,435.94     0.52      2,071,850   1,035,925      6.250     360.0       359.5      0.5
780,000.01 to 800,000.00        8     6,311,227.97     2.10      8,836,500   1,104,563      6.391     360.0       359.6      0.4
800,000.01 to 820,000.00        2     1,636,110.97     0.54      1,691,000     845,500      6.250     360.0       359.5      0.5
820,000.01 to 840,000.00        1       820,339.51     0.27      1,050,000   1,050,000      6.375     360.0       359.0      1.0
840,000.01 to 860,000.00        2     1,705,310.01     0.57      1,978,080     989,040      6.313     360.0       356.5      3.5
860,000.01 to 880,000.00        4     3,453,693.37     1.15      4,090,000   1,022,500      6.250     360.0       359.7      0.3
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                            Weighted
                             Average
Contributed                 Original     Percent      Percent
Principal                    Subject    Full-Alt        Owner     FICO   Interest
Balance ($)                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
0.01 to 20,000.00             76.27       10.3         92.6      744.0       6.1
20,000.01 to 40,000.00        71.79        0.0        100.0      727.1      14.9
40,000.01 to 60,000.00        68.92       49.4        100.0      767.8       0.0
80,000.01 to 100,000.00       80.00        0.0        100.0      730.0       0.0
100,000.01 to 120,000.00      64.66       46.7         46.7      662.0       0.0
120,000.01 to 140,000.00      72.12       21.1         96.5      749.6      10.9
140,000.01 to 160,000.00      72.72       14.2         95.1      739.0      19.5
160,000.01 to 180,000.00      78.10       22.7         84.9      743.0      23.2
180,000.01 to 200,000.00      72.27       13.3         86.9      757.8       0.0
200,000.01 to 220,000.00      64.76       15.4        100.0      751.0       0.0
220,000.01 to 240,000.00      73.19        4.6         86.3      741.6       0.0
240,000.01 to 260,000.00      72.58        8.8         91.0      743.7       0.0
260,000.01 to 280,000.00      70.75       16.7         94.6      732.3       2.7
280,000.01 to 300,000.00      67.56       17.8         89.2      749.2      10.9
300,000.01 to 320,000.00      68.41       26.6         96.7      746.8       3.3
320,000.01 to 340,000.00      72.72       22.2         96.2      737.5       7.3
340,000.01 to 360,000.00      72.57       21.5         89.3      742.8       8.9
360,000.01 to 380,000.00      67.10       25.0        100.0      741.9       5.6
380,000.01 to 400,000.00      69.39        7.1         92.8      749.9       4.7
400,000.01 to 420,000.00      69.47       18.8         96.9      748.5       6.2
420,000.01 to 440,000.00      69.13       21.4         97.2      744.1       2.7
440,000.01 to 460,000.00      74.02       27.7         89.8      747.1       3.4
460,000.01 to 480,000.00      71.79       24.2         94.0      742.0       0.0
480,000.01 to 500,000.00      72.20       22.9         88.6      751.4       7.7
500,000.01 to 520,000.00      67.09       16.2         87.9      749.9       4.0
520,000.01 to 540,000.00      70.30       31.3         93.7      748.5       6.1
540,000.01 to 560,000.00      72.69       26.6        100.0      745.7       0.0
560,000.01 to 580,000.00      68.81       27.4        100.0      732.4       0.0
580,000.01 to 600,000.00      65.53       22.3         94.5      736.4       5.5
600,000.01 to 620,000.00      73.80       41.8        100.0      736.2       8.5
620,000.01 to 640,000.00      71.47       16.7         83.3      764.2      16.5
640,000.01 to 660,000.00      63.81       42.9         85.6      738.8       0.0
660,000.01 to 680,000.00      63.29       50.0        100.0      741.4       0.0
680,000.01 to 700,000.00      68.44       16.6        100.0      742.9       0.0
700,000.01 to 720,000.00      67.65        0.0        100.0      752.0       0.0
720,000.01 to 740,000.00      69.74       33.8        100.0      733.9      33.0
740,000.01 to 760,000.00      74.87        0.0        100.0      764.6       0.0
760,000.01 to 780,000.00      75.00       50.1        100.0      738.5       0.0
780,000.01 to 800,000.00      64.38       37.7        100.0      765.4       0.0
800,000.01 to 820,000.00      71.42        0.0         50.0      766.0       0.0
820,000.01 to 840,000.00      75.00        0.0        100.0      704.0       0.0
840,000.01 to 860,000.00      67.33        0.0        100.0      762.1       0.0
860,000.01 to 880,000.00      56.59       50.1        100.0      724.9       0.0
---------------------------------------------------------------------------------
Continued...
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Page 7 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
....continued
------------------------------------------------------------------------------------------------------------------------------------
                                                              % of                                    Weighted   Weighted
                                                         Aggregate                                     Average    Average
Contributed                     Number    Contributed  Contributed    Aggregate    Average  Weighted    Stated     Stated  Weighted
Principal                           of      Principal    Principal     Original   Original   Average  Original  Remaining   Average
Balance ($)                Receivables        Balance      Balance      Balance    Balance    Coupon      Term       Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
880,000.01 to 900,000.00           1        890,560.00     0.30       920,000     920,000    6.250     360.0      360.0      0.0
900,000.01 to 920,000.00           2      1,822,637.87     0.61     1,885,000     942,500    6.250     360.0      359.0      1.0
960,000.01 to 980,000.00           6      5,813,453.91     1.93     6,006,583   1,001,097    6.250     360.0      359.8      0.2
1,000,000.01 >=                   10     12,808,466.47     4.26    18,060,000   1,806,000    6.266     360.0      356.4      3.6
------------------------------------------------------------------------------------------------------------------------------------
Total:                           770    300,532,807.24   100.00   474,434,660     616,149    6.350     359.7      358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                             Weighted
                              Average
Contributed                  Original     Percent      Percent
Principal                     Subject    Full-Alt        Owner     FICO   Interest
Balance ($)                       LTV         Doc     Occupied    Score       Only
----------------------------------------------------------------------------------
880,000.01 to 900,000.00      80.00       100.0         100.0     702.0      0.0
900,000.01 to 920,000.00      67.69         0.0         100.0     747.4      0.0
960,000.01 to 980,000.00      65.61        33.4         100.0     785.2      0.0
1,000,000.01 >=               58.65        65.2          92.2     759.5      8.4
----------------------------------------------------------------------------------
Total:                        69.40        24.0          93.9     746.0      4.7
----------------------------------------------------------------------------------
Minimum: 13,364.48
Maximum: 2,180,808.04
Average: 390,302.35
----------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              % of                                    Weighted   Weighted
                                                         Aggregate                                     Average    Average
                                Number    Contributed  Contributed    Aggregate    Average  Weighted    Stated     Stated  Weighted
Original Subject                    of      Principal    Principal     Original   Original   Average  Original  Remaining   Average
Loan-to-Value Ratio (%)    Receivables        Balance      Balance      Balance    Balance    Coupon      Term       Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------

15.01 to 20.00                      2       579,355.78       0.19     1,090,000     545,000   6.500      360.0      359.0    1.0
20.01 to 25.00                      2     1,323,352.00       0.44     1,586,000     793,000   6.299      360.0      360.0    0.0
25.01 to 30.00                      4     1,581,214.64       0.53     2,394,000     598,500   6.306      360.0      357.1    2.9
30.01 to 35.00                      8     2,780,076.52       0.93     4,749,500     593,688   6.361      360.0      357.9    2.1
35.01 to 40.00                     11     4,849,672.89       1.61     8,107,889     737,081   6.375      360.0      358.6    1.4
40.01 to 45.00                     10     4,465,792.23       1.49     6,922,000     692,200   6.386      360.0      359.8    0.2
45.01 to 50.00                     37    15,393,021.94       5.12    22,620,200     611,357   6.311      360.0      358.5    1.5
50.01 to 55.00                     26    11,439,615.24       3.81    17,990,500     691,942   6.366      360.0      359.3    0.7
55.01 to 60.00                     37    18,803,797.35       6.26    26,673,647     720,909   6.337      356.6      355.1    1.5
60.01 to 65.00                     52    22,836,476.10       7.60    37,124,804     713,939   6.304      360.0      357.6    2.4
65.01 to 70.00                     84    36,764,462.72      12.23    55,317,677     658,544   6.353      359.4      358.5    0.9
70.01 to 75.00                    140    61,302,779.08      20.40    96,864,739     691,891   6.346      360.0      358.6    1.4
75.01 to 80.00                    354   117,367,063.67      39.05   191,425,404     540,750   6.362      360.0      358.8    1.2
80.01 to 85.00                      1       473,193.00       0.16       489,300     489,300   6.250      360.0      359.0    1.0
85.01 to 90.00                      2       572,934.10       0.19     1,079,000     539,500   6.500      360.0      357.5    2.5
------------------------------------------------------------------------------------------------------------------------------------
Total:                            770   300,532,807.24     100.00   474,434,660     616,149   6.350      359.7      358.4    1.3
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
                              Weighted
                               Average
                              Original     Percent      Percent
Original Subject               Subject    Full-Alt        Owner     FICO   Interest
Loan-to-Value Ratio (%)            LTV         Doc     Occupied    Score       Only
--------------------------------------------------------------------------------------

15.01 to 20.00                   17.58        0.0         100.0      786.6    0.0
20.01 to 25.00                   20.43        0.0         100.0      787.3    0.0
25.01 to 30.00                   28.97       56.4          67.4      684.0    0.0
30.01 to 35.00                   32.78       15.1         100.0      741.6    0.0
35.01 to 40.00                   38.18       37.3          94.5      746.0    0.0
40.01 to 45.00                   43.24       14.3         100.0      763.0    0.0
45.01 to 50.00                   47.89       21.4          91.1      743.1    4.9
50.01 to 55.00                   52.66       16.2          89.8      740.1    0.0
55.01 to 60.00                   58.32       27.6          97.9      760.1    6.6
60.01 to 65.00                   62.76       39.2          91.8      748.7    4.5
65.01 to 70.00                   67.94       16.6          90.9      758.4    6.0
70.01 to 75.00                   73.86       17.7          96.4      745.0    2.4
75.01 to 80.00                   79.42       26.8          93.9      740.5    6.5
80.01 to 85.00                   80.02      100.0         100.0      768.0    0.0
85.01 to 90.00                   89.92       58.4         100.0      736.4    0.0
--------------------------------------------------------------------------------------
Total:                           69.40       24.0          93.9      746.0    4.7
--------------------------------------------------------------------------------------
Minimum: 17.50
Maximum: 90.00
Weighted Average by
Original Balance:        69.64
Weighted Average by
Current Balance:         69.40
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 8 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                              % of                                    Weighted   Weighted
                                                         Aggregate                                     Average    Average
                                Number    Contributed  Contributed    Aggregate    Average  Weighted    Stated     Stated  Weighted
Current Subject                     of      Principal    Principal     Original   Original   Average  Original  Remaining   Average
Loan-to-Value Ratio (%)    Receivables        Balance      Balance      Balance    Balance    Coupon      Term       Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
15.01 to 20.00                     2       579,355.78      0.19       1,090,000    545,000     6.500     360.0     359.0      1.0
20.01 to 25.00                     2     1,323,352.00      0.44       1,586,000    793,000     6.299     360.0     360.0      0.0
25.01 to 30.00                     4     1,581,214.64      0.53       2,394,000    598,500     6.306     360.0     357.1      2.9
30.01 to 35.00                     8     2,780,076.52      0.93       4,749,500    593,688     6.361     360.0     357.9      2.1
35.01 to 40.00                    12     5,352,136.78      1.78       9,107,889    758,991     6.375     360.0     358.4      1.6
40.01 to 45.00                    11     4,680,921.20      1.56       7,384,000    671,273     6.368     360.0     359.5      0.5
45.01 to 50.00                    36    15,177,892.97      5.05      22,158,200    615,506     6.315     360.0     358.6      1.4
50.01 to 55.00                    27    11,803,878.30      3.93      18,458,500    683,648     6.366     360.0     359.2      0.8
55.01 to 60.00                    36    18,068,132.64      6.01      25,671,647    713,101     6.337     356.4     355.1      1.3
60.01 to 65.00                    51    22,705,413.84      7.56      36,658,804    718,800     6.302     360.0     357.6      2.4
65.01 to 70.00                    85    37,012,652.64     12.32      55,850,677    657,067     6.351     359.4     358.4      1.0
70.01 to 75.00                   141    61,497,356.08     20.46      97,371,739    690,580     6.345     360.0     358.6      1.4
75.01 to 80.00                   353   117,397,489.75     39.06     190,874,704    540,722     6.363     360.0     358.8      1.2
85.01 to 90.00                     2       572,934.10      0.19       1,079,000    539,500     6.500     360.0     357.5      2.5
------------------------------------------------------------------------------------------------------------------------------------
Total:                           770   300,532,807.24    100.00     474,434,660    616,149     6.350     359.7     358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------
                          Weighted
                           Average
                          Original     Percent      Percent
Current Subject            Subject    Full-Alt        Owner     FICO   Interest
Loan-to-Value Ratio (%)        LTV         Doc     Occupied    Score       Only
----------------------------------------------------------------------------------
15.01 to 20.00              17.58        0.0         100.0      786.6     0.0
20.01 to 25.00              20.43        0.0         100.0      787.3     0.0
25.01 to 30.00              28.97       56.4          67.4      684.0     0.0
30.01 to 35.00              32.78       15.1         100.0      741.6     0.0
35.01 to 40.00              39.81       33.8          95.0      742.5     0.0
40.01 to 45.00              43.33       13.6         100.0      763.1     0.0
45.01 to 50.00              47.93       21.7          91.0      742.8     5.0
50.01 to 55.00              52.74       15.7          90.1      741.3     0.0
55.01 to 60.00              58.47       28.7          97.8      761.4     6.8
60.01 to 65.00              62.78       39.5          91.7      748.5     4.5
65.01 to 70.00              67.96       16.5          91.0      758.3     5.9
70.01 to 75.00              73.88       18.4          96.5      744.6     2.4
75.01 to 80.00              79.44       26.8          93.9      740.8     6.5
85.01 to 90.00              89.92       58.4         100.0      736.4     0.0
----------------------------------------------------------------------------------
Total:                      69.40       24.0          93.9      746.0     4.7
----------------------------------------------------------------------------------
Minimum: 17.48
Maximum: 89.86
Weighted Average: 69.29
----------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
PMI Company                      of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
(LTV > 80               Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
TBD                             1         473,193.00      45.23       489,300     489,300    6.250     360.0       359.0      1.0
PMI                             1         334,628.00      31.99       629,000     629,000    6.500     360.0       360.0      0.0
General Electric                1         238,306.10      22.78       450,000     450,000    6.500     360.0       354.0      6.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          3       1,046,127.09     100.00     1,568,300     522,767    6.387     360.0       358.2      1.8
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
PMI Company               Subject    Full-Alt        Owner     FICO   Interest
(LTV > 80                     LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
TBD                        80.02      100.0         100.0      768.0     0.0
PMI                        89.86      100.0         100.0      758.0     0.0
General Electric           90.00        0.0         100.0      706.0     0.0
-------------------------------------------------------------------------------
Total:                     85.44       77.2         100.0      750.7     0.0
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 9 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
FICO                             of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Score                   Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
<= 620                         9         3,388,886.04      1.13      5,540,600    615,622    6.358      360.0      358.6      1.4
621 to 645                     8         3,227,963.88      1.07      4,876,000    609,500    6.385      360.0      359.2      0.8
646 to 670                    13         5,312,297.25      1.77      7,479,950    575,381    6.297      360.0      358.4      1.6
671 to 695                    30        13,888,430.82      4.62     19,945,086    664,836    6.362      360.0      359.4      0.6
696 to 720                   155        53,379,655.24     17.76     88,865,592    573,326    6.366      360.0      358.4      1.6
721 to 745                   152        56,494,962.76     18.80     91,025,621    598,853    6.360      358.9      357.6      1.2
746 to 770                   194        80,314,813.92     26.72    127,342,249    656,403    6.346      360.0      358.4      1.6
771 to 795                   145        59,401,677.03     19.77     90,473,587    623,956    6.328      359.6      358.4      1.2
796 to 820                    64        25,124,120.30      8.36     38,885,975    607,593    6.353      360.0      359.0      1.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                       770       300,532,807.24    100.00    474,434,660    616,149    6.350      359.7      358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
FICO                      Subject    Full-Alt        Owner     FICO   Interest
Score                         LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
<= 620                     74.35        81.8        87.3      607.6       0.0
621 to 645                 64.10       100.0        70.4      636.9       0.0
646 to 670                 71.30        97.4       100.0      660.9       6.8
671 to 695                 69.59        95.3        91.0      683.6       5.6
696 to 720                 71.08        15.5        93.4      709.1       1.7
721 to 745                 70.50        16.1        95.0      732.6       8.2
746 to 770                 69.36        20.5        96.2      758.4       4.6
771 to 795                 67.29        15.2        91.8      782.0       3.5
796 to 820                 67.99        19.6        94.8      802.4       7.5
-------------------------------------------------------------------------------
Total:                     69.40        24.0        93.9      746.0       4.7
-------------------------------------------------------------------------------
Minimum:    593
Maximum:    817
Weighted Average: 746.0
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Occupancy               Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence               720     282,304,219.53    93.93     444,587,793    617,483    6.348    359.8      358.4        1.3
Second Home                      50      18,228,587.70     6.07      29,846,867    596,937    6.375    358.8      357.6        1.2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          770     300,532,807.24   100.00     474,434,660    616,149    6.350    359.7      358.4        1.3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                        Weighted
                         Average
                        Original     Percent      Percent
                         Subject    Full-Alt        Owner     FICO   Interest
Occupancy                    LTV         Doc     Occupied    Score       Only
------------------------------------------------------------------------------
Primary Residence          69.47      23.9         100.0      746.4     4.7
Second Home                68.30      26.4           0.0      740.5     6.3
------------------------------------------------------------------------------
Total:                     69.40      24.0          93.9      746.0     4.7
------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Purpose                 Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Purchase                        381     160,258,971.24     53.32    241,042,503    632,657    6.331    360.0        358.7    1.3
Cash-out Refinance              299     106,325,195.90     35.38    177,144,097    592,455    6.373    359.4        358.0    1.4
Rate/Term Refinance              90      33,948,640.10     11.30     56,248,060    624,978    6.366    359.4        358.1    1.3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          770     300,532,807.24    100.00    474,434,660    616,149    6.350    359.7        358.4    1.3
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
                          Subject    Full-Alt        Owner     FICO   Interest
Purpose                       LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
Purchase                  71.75        26.0          93.1      752.4     5.8
Cash-out Refinance        67.68        22.9          96.5      735.6     2.2
Rate/Term Refinance       63.74        18.2          90.0      749.3     7.8
-------------------------------------------------------------------------------
Total:                    69.40        24.0          93.9      746.0     4.7
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 10 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                              % of                                   Weighted    Weighted
                                                         Aggregate                                    Average     Average
                                Number    Contributed  Contributed   Aggregate    Average  Weighted    Stated      Stated  Weighted
                                    of      Principal    Principal    Original   Original   Average  Original   Remaining   Average
Property Type              Receivables        Balance      Balance     Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Single-family detached          414     165,531,324.07      55.08   258,542,049    624,498    6.356    359.6      358.8       0.8
Planned unit developments       150      55,970,972.00      18.62    88,627,132    590,848    6.346    359.6      358.4       1.2
Single Family Residence          81      29,841,893.36       9.93    48,331,517    596,685    6.294    360.0      355.0       5.0
Condominiums Low-rise
  (four stories or less)         68      22,987,383.39       7.65    36,932,512    543,125    6.363    360.0      359.1       0.9
Cooperative Units                19      11,092,785.17       3.69    15,955,250    839,750    6.288    360.0      357.8       2.2
Two- to four-family              22       8,783,493.48       2.92    15,282,200    694,645    6.423    360.0      359.3       0.7
Condominiums High-rise
  (greater than four stories)    14       4,864,601.77       1.62     8,417,000    601,214    6.430    360.0      359.6       0.4
3-4 Family                        2       1,460,354.00       0.49     2,347,000  1,173,500    6.443    360.0      360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          770     300,532,807.24     100.00   474,434,660    616,149    6.350    359.7      358.4       1.3
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                            Weighted
                             Average
                            Original     Percent      Percent
                             Subject    Full-Alt        Owner     FICO   Interest
Property Type                    LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Single-family detached         68.78       28.5       96.3      743.0       5.6
Planned unit developments      71.55       26.7       92.9      749.3       6.3
Single Family Residence        68.36        0.0       97.4      751.0       0.0
Condominiums Low-rise
  (four stories or less)       73.46        9.2       72.9      753.2       1.8
Cooperative Units              64.14       47.6       97.7      739.7       0.0
Two- to four-family            70.39       11.2      100.0      748.3       0.0
Condominiums High-rise
  (greater than four stories)  62.48        7.6       81.7      759.9      23.7
3-4 Family                     72.03      100.0      100.0      734.0       0.0
---------------------------------------------------------------------------------
Total:                         69.40       24.0       93.9      746.0       4.7
---------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Documentation                    of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Level                   Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Simply Signature                608      226,655,512.01     75.42  359,883,680    591,914    6.354      359.9    358.6        1.3
Full Documentation              159       72,260,822.06     24.04  112,527,230    707,718    6.339      359.1    357.7        1.4
Streamlined                       1          817,960.00      0.27      845,000    845,000    6.250      360.0    360.0        0.0
No Income Verification            2          798,513.16      0.27    1,178,750    589,375    6.316      360.0    359.3        0.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                          770      300,532,807.24    100.00  474,434,660    616,149    6.350      359.7    358.4        1.3
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Weighted
                          Average
                         Original     Percent      Percent
Documentation             Subject    Full-Alt        Owner     FICO   Interest
Level                         LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
Simply Signature           69.34         0.0        94.7      752.3       4.0
Full Documentation         69.79       100.0        93.3      726.1       7.1
Streamlined                67.83         0.0         0.0      794.0       0.0
No Income Verification     54.85         0.0        17.6      684.1       0.0
-------------------------------------------------------------------------------
Total:                     69.40        24.0        93.9      746.0       4.7
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 11 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
Geographic                   Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Distribution                     of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
by Balance              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
California                     284      108,789,839.11    36.20     175,293,346    617,230    6.364    359.8      358.6       1.2
New York                       138       56,833,738.21    18.91      88,057,145    638,095    6.348    358.9      357.5       1.3
Florida                         73       25,771,448.63     8.58      44,474,242    609,236    6.371    360.0      358.6       1.4
New Jersey                      35       13,645,022.34     4.54      20,842,288    595,494    6.345    360.0      358.1       1.9
Texas                           28       12,609,550.69     4.20      18,166,647    648,809    6.295    360.0      359.0       1.0
Maryland                        27        9,842,620.27     3.28      14,966,250    554,306    6.340    360.0      358.5       1.5
Illinois                        22        9,191,458.78     3.06      13,889,589    631,345    6.329    360.0      358.2       1.8
Virginia                        24        8,283,143.46     2.76      12,463,453    519,311    6.294    360.0      358.0       2.0
Arizona                         21        7,980,800.89     2.66      13,452,736    640,606    6.372    360.0      359.5       0.5
Washington                      12        5,869,116.59     1.95       8,461,960    705,163    6.325    360.0      359.5       0.5
Colorado                        13        4,977,364.68     1.66       8,080,250    621,558    6.358    360.0      358.7       1.3
Connecticut                     12        4,716,094.21     1.57       8,056,450    671,371    6.299    360.0      358.5       1.5
Massachusetts                    9        3,943,294.57     1.31       5,271,100    585,678    6.332    360.0      359.3       0.7
Louisiana                       11        3,774,855.57     1.26       6,796,375    617,852    6.350    360.0      357.9       2.1
Pennsylvania                     8        2,889,729.42     0.96       4,143,180    517,898    6.323    360.0      358.9       1.1
Hawaii                           5        2,435,063.44     0.81       3,495,000    699,000    6.407    360.0      359.8       0.2
Georgia                          7        2,089,260.11     0.70       3,402,320    486,046    6.281    360.0      358.8       1.2
Nevada                           5        1,837,114.72     0.61       3,199,547    639,909    6.378    360.0      359.6       0.4
Rhode Island                     3        1,635,637.50     0.54       2,381,250    793,750    6.292    360.0      360.0       0.0
Alabama                          3        1,529,735.42     0.51       1,825,000    608,333    6.331    360.0      358.6       1.4
North Carolina                   3        1,471,023.10     0.49       1,920,400    640,133    6.319    360.0      359.1       0.9
Oregon                           3        1,462,406.00     0.49       1,720,000    573,333    6.323    360.0      360.0       0.0
Michigan                         4        1,352,723.17     0.45       2,478,912    619,728    6.446    360.0      359.6       0.4
Ohio                             2          978,859.64     0.33       1,520,000    760,000    6.428    360.0      349.0      11.0
Delaware                         3          886,014.35     0.29       1,968,000    656,000    6.457    360.0      358.4       1.6
South Carolina                   2          757,804.59     0.25       1,016,000    508,000    6.340    360.0      359.0       1.0
Iowa                             1          685,344.00     0.23         708,000    708,000    6.250    360.0      360.0       0.0
Indiana                          1          594,936.93     0.20         622,720    622,720    6.250    360.0      354.0       6.0
District of Columbia             1          553,592.60     0.18         576,000    576,000    6.250    360.0      353.0       7.0
Wisconsin                        1          508,439.74     0.17         652,000    652,000    6.375    360.0      356.0       4.0
New Mexico                       1          499,110.77     0.17         516,100    516,100    6.250    360.0      359.0       1.0
Tennessee                        2          482,584.70     0.16       1,218,000    609,000    6.149    360.0      354.2       5.8
New Hampshire                    1          359,386.82     0.12         460,000    460,000    6.375    360.0      358.0       2.0
Kentucky                         1          342,947.98     0.11         480,000    480,000    6.125    360.0      354.0       6.0
Oklahoma                         1          306,922.12     0.10         428,000    428,000    6.125    360.0      359.0       1.0
Kansas                           1          277,704.00     0.09         522,000    522,000    6.500    360.0      360.0       0.0
Missouri                         1          237,270.11     0.08         446,400    446,400    6.500    360.0      359.0       1.0
Utah                             1          130,848.00     0.04         464,000    464,000    6.625    360.0      360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                         770      300,532,807.24   100.00     474,434,660    616,149    6.350    359.7      358.4       1.3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                        Weighted
                         Average
Geographic              Original     Percent      Percent
Distribution             Subject    Full-Alt        Owner     FICO   Interest
by Balance                   LTV         Doc     Occupied    Score       Only
------------------------------------------------------------------------------
California                 69.95      19.5          96.8      747.3      7.6
New York                   66.76      22.0          94.1      743.5      1.5
Florida                    65.18      40.8          84.5      742.1      4.3
New Jersey                 67.73       2.3          92.9      744.5      0.0
Texas                      70.57      68.1         100.0      744.6      3.4
Maryland                   71.56      17.4         100.0      730.7      1.6
Illinois                   71.33       4.2         100.0      768.1      7.9
Virginia                   73.11       9.6         100.0      743.0     10.6
Arizona                    71.86      25.1          87.8      745.8      0.0
Washington                 72.20      57.0         100.0      761.9     12.3
Colorado                   78.24      42.1          84.6      750.7     12.7
Connecticut                65.34       0.0         100.0      755.9      0.0
Massachusetts              68.46       7.8          87.7      762.9      0.0
Louisiana                  76.17      37.4          87.2      720.9      3.9
Pennsylvania               73.62       0.0          92.1      756.0      0.0
Hawaii                     66.06       0.0          85.8      745.1      0.0
Georgia                    75.80      42.0         100.0      742.8      0.0
Nevada                     69.86      33.2         100.0      732.1      0.0
Rhode Island               74.18       0.0          78.9      756.6      0.0
Alabama                    57.51      73.7          35.4      740.1     26.3
North Carolina             77.62      53.8         100.0      747.9      0.0
Oregon                     75.86      41.8         100.0      761.4      0.0
Michigan                   69.52      30.5          62.7      765.8      0.0
Ohio                       68.54      42.7         100.0      741.1      0.0
Delaware                   72.63       0.0          62.0      717.1      0.0
South Carolina             80.00      63.8          36.2      736.4      0.0
Iowa                       65.86     100.0         100.0      772.0      0.0
Indiana                    70.00       0.0         100.0      771.0      0.0
District of Columbia       80.00     100.0         100.0      662.0      0.0
Wisconsin                  50.15       0.0           0.0      791.0      0.0
New Mexico                 73.73     100.0         100.0      678.0      0.0
Tennessee                  78.83       0.0         100.0      715.0      0.0
New Hampshire              80.00       0.0         100.0      751.0      0.0
Kentucky                   80.00       0.0         100.0      770.0      0.0
Oklahoma                   80.00       0.0         100.0      766.0      0.0
Kansas                     72.50       0.0         100.0      707.0      0.0
Missouri                   80.00       0.0         100.0      714.0      0.0
Utah                       80.00       0.0         100.0      804.0      0.0
------------------------------------------------------------------------------
Total:                     69.40      24.0          93.9      746.0      4.7
------------------------------------------------------------------------------
Number of States Represented: 38
------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 12 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.


SUBGROUP 1-2: 6.0% PASS-THRU                                         770 records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Top 10 City                      of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Concentrations          Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
New York NY                    30        15,315,590.53      5.10    22,755,750     758,525    6.320    360.0      358.5      1.5
Los Angeles CA                 16         7,209,425.56      2.40    10,134,600     633,413    6.333    360.0      359.6      0.4
Brooklyn NY                    12         5,784,297.71      1.92     8,685,000     723,750    6.396    360.0      359.3      0.7
San Francisco CA               12         5,413,558.98      1.80     8,916,065     743,005    6.375    360.0      358.9      1.1
San Diego CA                    8         3,730,534.76      1.24     5,085,200     635,650    6.354    360.0      359.5      0.5
Miami FL                       10         3,646,707.77      1.21     6,326,000     632,600    6.362    360.0      358.4      1.6
Houston TX                      8         3,556,239.61      1.18     5,153,300     644,163    6.239    360.0      358.8      1.2
Irvine CA                      11         3,490,580.09      1.16     6,127,044     557,004    6.398    360.0      359.4      0.6
Scottsdale AZ                   7         3,012,780.42      1.00     4,894,000     699,143    6.343    360.0      359.8      0.2
Anaheim CA                      3         2,982,216.48      0.99     3,350,000   1,116,667    6.274    360.0      352.6      7.4
Other                         653       246,390,875.30     81.98   393,007,701     601,849    6.352    359.6      358.3      1.3
------------------------------------------------------------------------------------------------------------------------------------
Total:                        770       300,532,807.24    100.00   474,434,660     616,149    6.350    359.7      358.4      1.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                        Weighted
                         Average
                        Original     Percent      Percent
Top 10 City              Subject    Full-Alt        Owner     FICO   Interest
Concentrations               LTV         Doc     Occupied    Score       Only
------------------------------------------------------------------------------
New York NY                60.18      32.2          92.0      745.5       2.0
Los Angeles CA             64.28      26.8         100.0      751.5       4.5
Brooklyn NY                68.82      42.3          95.0      744.5       0.0
San Francisco CA           71.54      10.1         100.0      758.7      10.5
San Diego CA               69.83      12.9         100.0      761.9      13.3
Miami FL                   67.56      58.1          92.9      714.0       0.0
Houston TX                 74.42      84.5         100.0      753.4      11.6
Irvine CA                  76.64       0.0         100.0      748.2       4.3
Scottsdale AZ              67.62      13.3          72.9      753.5       0.0
Anaheim CA                 67.11      82.9         100.0      755.4       0.0
Other                      69.99      21.9          93.7      745.5       4.9
------------------------------------------------------------------------------
Total:                     69.40      24.0          93.9      746.0       4.7
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
Top 10                       Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Zip Code                         of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Concentrations          Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
-----------------------------------------------------------------------------------------------------------------------------------
10025                           6         4,803,269.43     1.60      7,624,000   1,270,667    6.202    360.0      356.3       3.7
33149                           5         2,547,675.27     0.85      3,586,260     717,252    6.331    360.0      359.7       0.3
75225                           3         2,223,912.50     0.74      3,293,750   1,097,917    6.311    360.0      360.0       0.0
92807                           1         2,180,808.04     0.73      2,275,000   2,275,000    6.250    360.0      350.0      10.0
10583                           5         2,051,274.26     0.68      3,165,000     633,000    6.235    360.0      356.4       3.6
11937                           3         2,024,923.68     0.67      2,190,000     730,000    6.274    360.0      358.7       1.3
70115                           4         1,827,961.01     0.61      2,555,750     638,938    6.362    360.0      359.6       0.4
11021                           2         1,778,700.00     0.59      1,837,500     918,750    6.250    360.0      360.0       0.0
92646                           4         1,685,879.18     0.56      2,732,500     683,125    6.352    360.0      359.5       0.5
91011                           2         1,679,600.24     0.56      3,160,000   1,580,000    6.500    360.0      359.0       1.0
Other                         735       277,728,803.64    92.41    442,014,900     601,381    6.354    359.7      358.4       1.2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        770       300,532,807.24   100.00    474,434,660     616,149    6.350    359.7      358.4       1.3
-----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                         Weighted
                          Average
Top 10                   Original     Percent      Percent
Zip Code                  Subject    Full-Alt        Owner     FICO   Interest
Concentrations                LTV         Doc     Occupied    Score       Only
-------------------------------------------------------------------------------
10025                       57.52      65.1       100.0        752.2     0.0
33149                       45.92      65.6       100.0        714.2     0.0
75225                       68.20     100.0       100.0        714.0     0.0
92807                       65.00     100.0       100.0        766.0     0.0
10583                       59.88       0.0       100.0        745.3     0.0
11937                       58.77       0.0        80.7        749.4     0.0
70115                       77.35      20.5        73.5        705.7     8.1
11021                       61.64       0.0       100.0        746.0     0.0
92646                       72.74       0.0       100.0        751.1     0.0
91011                       62.68     100.0       100.0        704.5     0.0
Other                       70.03      22.0        93.8        746.8     5.1
-------------------------------------------------------------------------------
Total:                      69.40      24.0        93.9        746.0     4.7
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 13 of 13


CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Receivables: 601
Aggregate Contributed Balance: $180,373,427.61
Range of Contributed Balance: $91,119.89 to $1,448,228.41
Aggregate Original Balance: $366,550,185
Range of Original Balances: $417,000.00 to $2,000,000.00
Average Original Balance: $609,900
Weighted Average Coupon: 6.650%
Range of Coupons: 6.38% to 7.63%
Weighted Average Stated Original Term: 359.44 months
Range of Stated Original Term: 240 months to 360 months
Weighted Average Seasoning: 0.81 months
Range of Seasoning: 0 months to 19 months
Weighted Average Subject Original LTV: 70.94%
Weighted Average Subject Current LTV: 70.88%
Percent Purchase: 42.2%
Percent Cash-Out Refinance: 42.5%
Percent Full-Alt Documentation: 20.9%
Percent Owner Occupied: 92.5%
Percent Single Family: 64.0%
Percent Conforming Balance: 0.4%
Percent Balloons: 0.0%
Percent Prepayment Penalties: 0.0%
Weighted Average FICO Score: 743.5
Top 5 States: CA(42%), NY(14%), FL(11%), NJ(4%), IL(3%)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Servicer                Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage                  601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Servicer                        LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Chase Mortgage                70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Originator              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage                  601    80,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Originator                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Chase Mortgage                70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 1 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Product                 Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                   2       617,120.00         0.34    1,340,000    670,000     6.564     240.0       240.0       0.0
Fixed - 30 Year                 561   167,043,068.54        92.61  343,086,190    611,562     6.648     359.8       359.0       0.8
Fixed - 30 Year IO               38    12,713,239.07         7.05   22,123,995    582,210     6.675     360.0       359.6       0.4
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Product                         LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Fixed - 20 Year               65.37        24.4         24.4    766.5        0.0
Fixed - 30 Year               70.58        20.3         92.8    743.3        0.0
Fixed - 30 Year IO            75.90        27.4         92.3    745.1      100.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Stated Original                  of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Term                    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
229 to 240                        2       617,120.00         0.34    1,340,000    670,000     6.564     240.0       240.0       0.0
325 to 336                        1       580,404.31         0.32      581,000    581,000     6.875     330.0       329.0       1.0
337 to 348                        1       508,958.75         0.28      509,920    509,920     6.875     343.0       341.0       2.0
349 to 360                      597   178,666,944.55        99.05  364,119,265    609,915     6.649     360.0       359.2       0.8
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Stated Original             Subject    Full-Alt        Owner     FICO   Interest
Term                            LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
229 to 240                    65.37        24.4         24.4    766.5        0.0
325 to 336                    72.08       100.0          0.0    731.0        0.0
337 to 348                    50.99       100.0        100.0      0.0        0.0
349 to 360                    71.01        20.4         93.0    743.5        7.1
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 359.4
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Seasoning               Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
<= 0                            325    98,388,700.52        54.55  198,084,572    609,491     6.637     359.2       359.2       0.0
1 to 3                          233    71,494,458.34        39.64  141,691,652    608,119     6.676     359.6       358.3       1.3
4 to 6                           41     9,757,660.32         5.41   25,188,336    614,350     6.593     360.0       355.5       4.5
7 to 9                            1       364,962.51         0.20      785,625    785,625     6.500     360.0       352.0       8.0
19 to 21                          1       367,645.91         0.20      800,000    800,000     6.500     360.0       341.0      19.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Seasoning                       LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
<= 0                          71.27        18.5         93.0    744.8        7.7
1 to 3                        70.76        26.4         91.7    741.0        7.2
4 to 6                        68.45         1.3         92.5    752.2        0.0
7 to 9                        75.00         0.0        100.0    716.0        0.0
19 to 21                      80.00       100.0        100.0    705.0        0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Minimum: 0
Maximum: 19
Weighted Average: 0.8
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
First                        Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Payment                          of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Date                    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2004-10                           1       367,645.91         0.20      800,000    800,000     6.500     360.0       341.0      19.0
2005-09                           1       364,962.51         0.20      785,625    785,625     6.500     360.0       352.0       8.0
2005-11                           8     1,222,984.72         0.68    4,379,656    547,457     6.427     360.0       354.0       6.0
2005-12                          17     2,416,725.58         1.34   10,601,980    623,646     6.386     360.0       355.0       5.0
2006-01                          16     6,117,950.03         3.39   10,206,700    637,919     6.707     360.0       356.0       4.0
2006-02                          25     7,752,504.03         4.30   14,373,207    574,928     6.662     360.0       357.0       3.0
2006-03                          13     5,544,245.89         3.07    7,581,420    583,186     6.815     358.4       356.4       2.0
2006-04                         195    58,197,708.42        32.27  119,737,025    614,036     6.665     359.7       358.7       1.0
2006-05                         325    98,388,700.52        54.55  198,084,572    609,491     6.637     359.2       359.2       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
First                      Original     Percent      Percent
Payment                     Subject    Full-Alt        Owner     FICO   Interest
Date                            LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
2004-10                       80.00       100.0        100.0    705.0        0.0
2005-09                       75.00         0.0        100.0    716.0        0.0
2005-11                       76.06        10.4        100.0    747.1        0.0
2005-12                       72.56         0.0        100.0    749.4        0.0
2006-01                       65.30         0.0         88.0    754.2        0.0
2006-02                       74.54         8.7         92.1    740.7        0.0
2006-03                       62.43         9.2         87.7    743.9        0.0
2006-04                       71.04        30.5         92.1    740.9        8.8
2006-05                       71.27        18.5         93.0    744.8        7.7
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Minimum: 2004-10-01
Maximum: 2006-05-01
Weighted Average: 2006-04-07
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Maturity                         of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Date                    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2026-04                           2       617,120.00         0.34    1,340,000    670,000     6.564     240.0       240.0       0.0
2033-09                           1       580,404.31         0.32      581,000    581,000     6.875     330.0       329.0       1.0
2034-09                           2       876,604.66         0.49    1,309,920    654,960     6.718     350.1       341.0       9.1
2035-08                           1       364,962.51         0.20      785,625    785,625     6.500     360.0       352.0       8.0
2035-10                           8     1,222,984.72         0.68    4,379,656    547,457     6.427     360.0       354.0       6.0
2035-11                          17     2,416,725.58         1.34   10,601,980    623,646     6.386     360.0       355.0       5.0
2035-12                          16     6,117,950.03         3.39   10,206,700    637,919     6.707     360.0       356.0       4.0
2036-01                          25     7,752,504.03         4.30   14,373,207    574,928     6.662     360.0       357.0       3.0
2036-02                          12     5,035,287.14         2.79    7,071,500    589,292     6.809     360.0       358.0       2.0
2036-03                         194    57,617,304.11        31.94  119,156,025    614,206     6.663     360.0       359.0       1.0
2036-04                         323    97,771,580.52        54.21  196,744,572    609,116     6.637     360.0       360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Maturity                    Subject    Full-Alt        Owner     FICO   Interest
Date                            LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
2026-04                       65.37        24.4         24.4    766.5        0.0
2033-09                       72.08       100.0          0.0    731.0        0.0
2034-09                       63.16       100.0        100.0    705.0        0.0
2035-08                       75.00         0.0        100.0    716.0        0.0
2035-10                       76.06        10.4        100.0    747.1        0.0
2035-11                       72.56         0.0        100.0    749.4        0.0
2035-12                       65.30         0.0         88.0    754.2        0.0
2036-01                       74.54         8.7         92.1    740.7        0.0
2036-02                       63.58         0.0         86.5    743.9        0.0
2036-03                       71.03        29.8         93.0    741.0        8.9
2036-04                       71.31        18.5         93.5    744.6        7.7
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Current Rates(%)        Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
6.251 to 6.500                  419    85,158,561.77        47.21  254,244,908    606,790     6.457     359.8       358.9       0.9
6.501 to 6.750                  129    62,743,939.94        34.79   79,811,667    618,695     6.667     359.1       358.4       0.7
6.751 to 7.000                   34    19,830,914.98        10.99   19,843,910    583,644     6.896     358.7       357.8       0.8
7.001 to 7.250                    6     3,450,869.28         1.91    3,454,500    575,750     7.197     360.0       358.1       1.9
7.251 to 7.500                    5     3,567,147.36         1.98    3,571,300    714,260     7.500     360.0       359.6       0.4
7.501 to 7.750                    8     5,621,994.28         3.12    5,623,900    702,988     7.625     360.0       359.4       0.6
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Current Rates(%)                LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
6.251 to 6.500                69.48        24.4         93.5    742.5        4.3
6.501 to 6.750                72.14        17.6         91.6    746.5       11.2
6.751 to 7.000                73.19        26.3         86.5    735.1        4.7
7.001 to 7.250                70.38         0.0        100.0    736.1       12.8
7.251 to 7.500                73.09         0.0        100.0    760.3        0.0
7.501 to 7.750                70.64        11.0        100.0    750.2       10.8
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Minimum: 6.3750
Maximum: 7.6250
Weighted Average: 6.6496
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Conforming Balance      Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Jumbo                           598   179,626,145.61        99.59  365,176,185    610,663     6.650     359.4       358.6       0.8
Conforming                        3       747,282.00         0.41    1,374,000    458,000     6.550     360.0       360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Conforming Balance              LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Jumbo                         70.90        20.9         92.7    743.6        7.1
Conforming                    79.68         0.0         59.9    736.5        0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 4 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Original Principal               of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Balance($)              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
400,001 to 420,000                6     1,277,899.81         0.71    2,510,000    418,333     6.591     360.0       359.5       0.5
420,001 to 440,000               32     7,814,650.86         4.33   13,865,345    433,292     6.665     360.0       359.4       0.6
440,001 to 460,000               40     7,116,937.88         3.95   18,110,410    452,760     6.535     360.0       358.7       1.3
460,001 to 480,000               64    15,238,352.90         8.45   30,183,476    471,617     6.628     360.0       359.2       0.8
480,001 to 500,000               59    11,852,939.57         6.57   29,182,967    494,627     6.604     360.0       358.9       1.1
500,001 to 520,000               36     9,850,318.59         5.46   18,401,665    511,157     6.683     359.1       358.5       0.6
520,001 to 540,000               36     9,185,687.27         5.09   19,036,180    528,783     6.586     360.0       359.4       0.6
540,001 to 560,000               47    13,292,370.56         7.37   25,891,787    550,889     6.619     360.0       359.2       0.8
560,001 to 580,000               24     6,940,655.69         3.85   13,782,422    574,268     6.691     360.0       359.5       0.5
580,001 to 600,000               40    12,223,911.36         6.78   23,683,100    592,078     6.656     358.6       357.7       0.9
600,001 to 620,000               21     8,618,768.48         4.78   12,878,900    613,281     6.958     360.0       359.5       0.5
620,001 to 640,000               31     9,365,807.74         5.19   19,618,950    632,869     6.634     360.0       359.6       0.4
640,001 to 660,000               38    11,421,028.81         6.33   24,731,856    650,838     6.549     355.1       354.1       1.0
660,001 to 680,000                8     3,178,717.32         1.76    5,367,832    670,979     6.602     360.0       359.1       0.9
680,001 to 700,000               11     3,570,045.59         1.98    7,632,465    693,860     6.548     354.9       354.6       0.3
700,001 to 720,000                5     1,317,214.87         0.73    3,584,200    716,840     6.470     360.0       358.6       1.4
720,001 to 740,000               10     3,656,079.89         2.03    7,327,740    732,774     6.646     360.0       359.3       0.7
740,001 to 760,000               10     2,955,071.61         1.64    7,522,500    752,250     6.527     360.0       359.1       0.9
760,001 to 780,000                5     1,617,076.31         0.90    3,873,500    774,700     6.517     360.0       359.6       0.4
780,001 to 800,000                7     3,204,487.98         1.78    5,546,125    792,304     6.768     360.0       356.7       3.3
800,001 to 820,000                3     1,355,643.42         0.75    2,418,050    806,017     7.075     360.0       359.1       0.9
820,001 to 840,000                7     2,095,885.51         1.16    5,819,699    831,386     6.492     360.0       359.0       1.0
840,001 to 860,000                3     1,215,774.38         0.67    2,543,000    847,667     7.158     360.0       359.8       0.2
860,001 to 880,000                5     1,160,505.37         0.64    4,337,666    867,533     6.418     360.0       358.6       1.4
880,001 to 900,000                5     1,873,602.68         1.04    4,485,000    897,000     6.517     360.0       359.8       0.2
900,001 to 920,000                2       854,568.00         0.47    1,826,000    913,000     6.500     360.0       360.0       0.0
940,001 to 960,000                6     3,164,825.09         1.75    5,689,850    948,308     6.873     360.0       359.2       0.8
960,001 to 980,000                1       211,460.00         0.12      970,000    970,000     6.375     360.0       360.0       0.0
980,001 to 1,000,000             13     5,735,676.19         3.18   12,972,250    997,865     6.562     360.0       359.5       0.5
1,000,001 to 1,100,000           14     8,737,535.02         4.84   15,032,250   1,073,73     6.712     360.0       359.4       0.6
1,100,001 to 1,200,000            2     1,692,389.23         0.94    2,310,000   1,155,00     7.264     360.0       359.7       0.3
1,200,001 to 1,300,000            2     1,844,449.15         1.02    2,570,000   1,285,00     6.625     360.0       359.5       0.5
1,400,001 to 1,500,000            6     4,916,554.15         2.73    8,960,000   1,493,33     6.629     360.0       358.3       1.7
1,800,001 to 1,900,000            1       881,382.50         0.49    1,885,000   1,885,00     6.500     360.0       359.0       1.0
1,900,001 to 2,000,000            1       935,153.84         0.52    2,000,000   2,000,00     6.500     360.0       359.0       1.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Original Principal          Subject    Full-Alt        Owner     FICO   Interest
Balance($)                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
400,001 to 420,000            75.65         0.0         76.6    740.1        7.1
420,001 to 440,000            76.08         5.2         95.0    734.7       13.3
440,001 to 460,000            73.67        19.0         92.5    748.7        7.3
460,001 to 480,000            74.64        10.0         94.0    750.4       13.6
480,001 to 500,000            68.97         6.6         90.1    743.1        2.8
500,001 to 520,000            73.26        16.4         92.5    750.7        1.1
520,001 to 540,000            73.52        25.7         97.2    725.2        9.5
540,001 to 560,000            71.74        17.8         95.1    737.6        7.9
560,001 to 580,000            74.62        19.4         98.2    741.5        7.8
580,001 to 600,000            73.27        33.8         84.9    733.5        2.2
600,001 to 620,000            73.82        15.4         93.3    746.7       10.4
620,001 to 640,000            76.99         8.0        100.0    742.2       17.7
640,001 to 660,000            71.25        21.2         78.7    745.4        3.9
660,001 to 680,000            67.73        39.3        100.0    726.8        0.0
680,001 to 700,000            63.25        12.6        100.0    758.4        0.0
700,001 to 720,000            63.01        50.7        100.0    703.6       25.6
720,001 to 740,000            61.54        24.5        100.0    764.8        9.4
740,001 to 760,000            66.09        16.7         94.5    761.1        0.0
760,001 to 780,000            64.97        22.3        100.0    739.4        0.0
780,001 to 800,000            65.71        23.0        100.0    755.7        0.0
800,001 to 820,000            69.92        27.9        100.0    752.8        0.0
820,001 to 840,000            60.28        37.0        100.0    750.3        0.0
840,001 to 860,000            69.67        15.2        100.0    782.0        0.0
860,001 to 880,000            67.24        16.2        100.0    731.5        0.0
880,001 to 900,000            73.01        34.5        100.0    718.4        0.0
900,001 to 920,000            65.13        50.2        100.0    735.6       50.2
940,001 to 960,000            64.11         6.5         78.5    751.3        0.0
960,001 to 980,000            74.62         0.0        100.0    751.0        0.0
980,001 to 1,000,000          64.09         7.6        100.0    750.3        0.0
1,000,001 to 1,100,000        63.63        20.4         79.1    741.6        8.7
1,100,001 to 1,200,000        64.71        32.0        100.0    732.6        0.0
1,200,001 to 1,300,000        80.00       100.0        100.0    747.1       50.2
1,400,001 to 1,500,000        70.73        63.9        100.0    764.7        0.0
1,800,001 to 1,900,000        65.00       100.0          0.0    763.0        0.0
1,900,001 to 2,000,000        52.63       100.0        100.0    685.0        0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Minimum: 417,000.00
Maximum: 2,000,000.00
Average: 609,900.47
Total: 366,550,185.00
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 5 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Contributed Principal            of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Balance($)              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
80,000.01 to 100,000.00          26     2,508,612.74         1.39   11,525,105    443,273     6.375     360.0       358.4       1.6
100,000.01 to 120,000.00         95    10,334,351.65         5.73   47,447,759    499,450     6.375     360.0       359.1       0.9
120,000.01 to 140,000.00         46     5,986,486.02         3.32   27,482,484    597,445     6.375     360.0       359.1       0.9
140,000.01 to 160,000.00         21     3,080,712.65         1.71   14,503,571    690,646     6.375     354.1       352.6       1.5
160,000.01 to 180,000.00         12     1,997,517.85         1.11    9,173,950    764,496     6.375     360.0       358.5       1.5
180,000.01 to 200,000.00         14     2,656,557.23         1.47   10,740,165    767,155     6.403     360.0       359.5       0.5
200,000.01 to 220,000.00         38     8,046,629.20         4.46   21,402,350    563,220     6.473     360.0       359.4       0.6
220,000.01 to 240,000.00         38     8,740,361.64         4.85   20,965,147    551,714     6.487     360.0       359.5       0.5
240,000.01 to 260,000.00         30     7,523,642.73         4.17   16,080,970    536,032     6.500     360.0       359.7       0.3
260,000.01 to 280,000.00         19     5,122,062.98         2.84   10,950,300    576,332     6.500     360.0       359.3       0.7
280,000.01 to 300,000.00         20     5,764,337.61         3.20   12,098,600    604,930     6.506     360.0       359.5       0.5
300,000.01 to 320,000.00         30     9,205,377.12         5.10   17,835,282    594,509     6.534     360.0       359.1       0.9
320,000.01 to 340,000.00         19     6,292,126.64         3.49   12,339,050    649,424     6.560     360.0       359.0       1.0
340,000.01 to 360,000.00         11     3,830,137.34         2.12    6,363,750    578,523     6.580     360.0       359.0       1.0
360,000.01 to 380,000.00         17     6,282,215.14         3.48   10,963,575    644,916     6.566     360.0       357.9       2.1
380,000.01 to 400,000.00          8     3,119,787.64         1.73    4,927,817    615,977     6.594     360.0       358.9       1.1
400,000.01 to 420,000.00         11     4,487,805.93         2.49    6,272,900    570,264     6.648     360.0       359.2       0.8
420,000.01 to 440,000.00         12     5,159,039.03         2.86    7,314,500    609,542     6.721     360.0       359.3       0.7
440,000.01 to 460,000.00         17     7,706,458.11         4.27    9,906,442    582,732     6.684     360.0       359.3       0.7
460,000.01 to 480,000.00         18     8,455,104.15         4.69   11,559,400    642,189     6.709     353.4       352.6       0.8
480,000.01 to 500,000.00         10     4,943,330.61         2.74    5,754,000    575,400     6.862     360.0       358.9       1.1
500,000.01 to 520,000.00         14     7,140,236.42         3.96    9,159,620    654,259     6.794     358.8       358.2       0.6
520,000.01 to 540,000.00          7     3,733,736.89         2.07    4,419,808    631,401     6.714     360.0       358.9       1.1
540,000.01 to 560,000.00          9     4,940,693.81         2.74    6,011,200    667,911     6.764     360.0       359.4       0.6
560,000.01 to 580,000.00          6     3,443,988.94         1.91    3,708,000    618,000     6.918     360.0       359.7       0.3
580,000.01 to 600,000.00         10     5,864,330.02         3.25    6,158,400    615,840     6.863     357.0       356.2       0.8
600,000.01 to 620,000.00         10     6,142,433.11         3.41    6,204,900    620,490     7.163     360.0       359.5       0.5
620,000.01 to 640,000.00          2     1,261,200.00         0.70    1,282,000    641,000     7.126     360.0       360.0       0.0
640,000.01 to 660,000.00          3     1,946,875.92         1.08    2,222,750    740,917     6.750     360.0       359.7       0.3
680,000.01 to 700,000.00          2     1,363,850.38         0.76    1,900,350    950,175     6.625     360.0       359.0       1.0
700,000.01 to 720,000.00          5     3,556,094.93         1.97    6,000,000  1,200,000     6.576     360.0       359.2       0.8
720,000.01 to 740,000.00          3     2,200,301.75         1.22    2,491,990    830,663     6.791     360.0       359.3       0.7
760,000.01 to 780,000.00          1       761,080.00         0.42    1,060,000  1,060,000     6.625     360.0       360.0       0.0
780,000.01 to 800,000.00          3     2,365,818.74         1.31    2,987,500    995,833     6.916     360.0       359.3       0.7
800,000.01 to 820,000.00          1       801,800.00         0.44      801,800    801,800     7.500     360.0       360.0       0.0
840,000.01 to 860,000.00          1       846,000.00         0.47      846,000    846,000     7.500     360.0       360.0       0.0
880,000.01 to 900,000.00          1       881,382.50         0.49    1,885,000  1,885,000     6.500     360.0       359.0       1.0
900,000.01 to 920,000.00          1       918,229.15         0.51    1,280,000  1,280,000     6.625     360.0       359.0       1.0
920,000.01 to 940,000.00          2     1,861,373.84         1.03    3,290,000  1,645,000     6.562     360.0       359.5       0.5
940,000.01 to 960,000.00          2     1,897,796.03         1.05    1,930,000    965,000     7.185     360.0       359.5       0.5
1,000,000.01 >=                   6     7,203,551.18         3.99    7,303,750  1,217,292     6.998     360.0       358.8       1.2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Contributed Principal       Subject    Full-Alt        Owner     FICO   Interest
Balance($)                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
80,000.01 to 100,000.00       74.01        19.3         92.5    747.6       15.1
100,000.01 to 120,000.00      70.42        14.7         95.7    746.1        4.2
120,000.01 to 140,000.00      71.92        15.0         95.7    748.0        4.4
140,000.01 to 160,000.00      65.96        33.3         90.7    742.4        4.6
160,000.01 to 180,000.00      62.69        32.7         91.8    723.7        0.0
180,000.01 to 200,000.00      74.21        20.9        100.0    747.0        0.0
200,000.01 to 220,000.00      72.08        10.6         92.2    745.0        0.0
220,000.01 to 240,000.00      71.46        10.6         92.2    742.5        2.7
240,000.01 to 260,000.00      69.21        19.9         96.6    737.7        0.0
260,000.01 to 280,000.00      73.28        21.1         89.5    744.8       10.5
280,000.01 to 300,000.00      67.50        24.8         94.8    741.3        5.0
300,000.01 to 320,000.00      70.43        26.7         86.8    736.7        3.3
320,000.01 to 340,000.00      67.20        31.5         94.8    745.0       15.9
340,000.01 to 360,000.00      70.92         0.0        100.0    748.5       18.0
360,000.01 to 380,000.00      68.21        29.5        100.0    744.5        6.0
380,000.01 to 400,000.00      71.79        12.5         87.4    749.8       24.8
400,000.01 to 420,000.00      71.52         9.1        100.0    741.1       27.3
420,000.01 to 440,000.00      74.99        16.7         83.3    748.1       16.8
440,000.01 to 460,000.00      78.29        11.8        100.0    745.5       17.7
460,000.01 to 480,000.00      74.78        11.2         83.5    739.0       11.0
480,000.01 to 500,000.00      67.19         0.0         89.9    774.3        0.0
500,000.01 to 520,000.00      71.54        42.8         92.8    736.8        0.0
520,000.01 to 540,000.00      69.93         0.0        100.0    752.7        0.0
540,000.01 to 560,000.00      74.10        33.3        100.0    725.2        0.0
560,000.01 to 580,000.00      76.94         0.0        100.0    738.8        0.0
580,000.01 to 600,000.00      73.40        50.2         80.2    720.3        0.0
600,000.01 to 620,000.00      76.84        10.1        100.0    746.6       19.8
620,000.01 to 640,000.00      72.52         0.0        100.0    701.5        0.0
640,000.01 to 660,000.00      75.79        33.2        100.0    702.5        0.0
680,000.01 to 700,000.00      55.96         0.0         50.1    734.0        0.0
700,000.01 to 720,000.00      66.27        39.5        100.0    774.7        0.0
720,000.01 to 740,000.00      64.34        33.4         66.4    774.5        0.0
760,000.01 to 780,000.00      76.53       100.0        100.0    731.0      100.0
780,000.01 to 800,000.00      65.17         0.0        100.0    758.6        0.0
800,000.01 to 820,000.00      74.99         0.0        100.0    744.0        0.0
840,000.01 to 860,000.00      69.34         0.0        100.0    803.0        0.0
880,000.01 to 900,000.00      65.00       100.0          0.0    763.0        0.0
900,000.01 to 920,000.00      80.00       100.0        100.0    723.0        0.0
920,000.01 to 940,000.00      66.25       100.0        100.0    727.8       49.8
940,000.01 to 960,000.00      68.20         0.0        100.0    743.3        0.0
1,000,000.01 >=               62.87        19.6         84.9    750.2        0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Minimum: 91,119.89
Maximum: 1,448,228.41
Average: 300,122.18
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 6 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Original Subject                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Loan-to-Value Ratio(%)  Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
15.01 to 20.00                    2       509,658.85         0.28    1,090,000    545,000     6.500     360.0       359.0       1.0
20.01 to 25.00                    2       727,027.94         0.40      986,000    493,000     6.758     360.0       359.3       0.7
25.01 to 30.00                    2       475,258.78         0.26    1,369,000    684,500     6.462     360.0       359.0       1.0
30.01 to 35.00                    5     1,322,213.88         0.73    3,199,500    639,900     6.486     360.0       359.8       0.2
35.01 to 40.00                    8     3,002,564.98         1.66    6,220,100    777,513     6.559     360.0       359.4       0.6
40.01 to 45.00                    8     2,199,038.73         1.22    5,582,000    697,750     6.480     360.0       359.6       0.4
45.01 to 50.00                   23     5,855,754.99         3.25   14,698,700    639,074     6.624     360.0       359.3       0.7
50.01 to 55.00                   22     6,093,307.77         3.38   14,370,420    653,201     6.547     358.6       357.8       0.8
55.01 to 60.00                   29     9,039,358.20         5.01   20,744,687    715,334     6.708     358.0       356.2       1.8
60.01 to 65.00                   39    13,151,206.02         7.29   23,857,294    611,725     6.664     360.0       359.2       0.8
65.01 to 70.00                   65    21,442,484.90        11.89   42,012,157    646,341     6.710     357.4       356.8       0.6
70.01 to 75.00                  103    31,573,736.60        17.50   72,136,940    700,359     6.594     359.4       358.6       0.9
75.01 to 80.00                  291    84,477,806.27        46.83  159,204,387    547,094     6.668     360.0       359.2       0.8
85.01 to 90.00                    2       504,009.69         0.28    1,079,000    539,500     6.500     360.0       357.5       2.5
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Original Subject            Subject    Full-Alt        Owner     FICO   Interest
Loan-to-Value Ratio(%)          LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
15.01 to 20.00                17.58         0.0        100.0    786.6        0.0
20.01 to 25.00                21.81         0.0        100.0    760.9        0.0
25.01 to 30.00                29.29       100.0         69.8    633.3        0.0
30.01 to 35.00                32.76        28.0        100.0    750.8        0.0
35.01 to 40.00                37.93         5.5         77.3    749.7        0.0
40.01 to 45.00                43.18        25.5        100.0    767.6        0.0
45.01 to 50.00                47.75        23.7         90.3    737.5        6.8
50.01 to 55.00                52.67        30.9         97.7    737.6        0.0
55.01 to 60.00                58.35        19.2         93.3    754.5        4.4
60.01 to 65.00                63.21        12.1         70.8    743.6        0.9
65.01 to 70.00                68.28        13.7         92.8    749.4        8.2
70.01 to 75.00                73.67        18.3         96.5    745.0        4.1
75.01 to 80.00                79.43        24.2         94.3    740.4       10.3
85.01 to 90.00                89.92        58.4        100.0    736.4        0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------
Minimum: 17.50
Maximum: 90.00
Weighted Average by Original Balance: 70.28
Weighted Average by Current Balance: 70.94
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 7 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Current Subject                  of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Loan-to-Value Ratio(%)  Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
15.01 to 20.00                    2       509,658.85         0.28    1,090,000    545,000     6.500     360.0       359.0       1.0
20.01 to 25.00                    2       727,027.94         0.40      986,000    493,000     6.758     360.0       359.3       0.7
25.01 to 30.00                    2       475,258.78         0.26    1,369,000    684,500     6.462     360.0       359.0       1.0
30.01 to 35.00                    5     1,322,213.88         0.73    3,199,500    639,900     6.486     360.0       359.8       0.2
35.01 to 40.00                    9     3,142,638.03         1.74    7,220,100    802,233     6.551     360.0       359.3       0.7
40.01 to 45.00                    8     2,199,038.73         1.22    5,582,000    697,750     6.480     360.0       359.6       0.4
45.01 to 50.00                   23     5,855,754.99         3.25   14,698,700    639,074     6.624     360.0       359.3       0.7
50.01 to 55.00                   23     6,194,854.25         3.43   14,838,420    645,149     6.545     358.6       357.7       0.9
55.01 to 60.00                   28     9,131,436.17         5.06   19,742,687    705,096     6.714     358.0       356.2       1.8
60.01 to 65.00                   38    12,817,508.52         7.11   23,391,294    615,560     6.665     360.0       359.3       0.7
65.01 to 70.00                   65    21,442,484.90        11.89   42,012,157    646,341     6.710     357.4       356.8       0.6
70.01 to 75.00                  103    31,573,736.60        17.50   72,136,940    700,359     6.594     359.4       358.6       0.9
75.01 to 80.00                  291    84,477,806.27        46.83  159,204,387    547,094     6.668     360.0       359.2       0.8
85.01 to 90.00                    2       504,009.69         0.28    1,079,000    539,500     6.500     360.0       357.5       2.5
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.48
Maximum: 89.86
Weighted Average: 70.88

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Original Subject            Subject    Full-Alt        Owner     FICO   Interest
Loan-to-Value Ratio(%)          LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
15.01 to 20.00                17.58         0.0        100.0    786.6        0.0
20.01 to 25.00                21.81         0.0        100.0    760.9        0.0
25.01 to 30.00                29.29       100.0         69.8    633.3        0.0
30.01 to 35.00                32.76        28.0        100.0    750.8        0.0
35.01 to 40.00                38.71         5.3         78.3    747.9        0.0
40.01 to 45.00                43.18        25.5        100.0    767.6        0.0
45.01 to 50.00                47.75        23.7         90.3    737.5        6.8
50.01 to 55.00                52.71        30.4         97.7    738.4        0.0
55.01 to 60.00                58.49        19.0         93.3    756.3        4.4
60.01 to 65.00                63.29        12.4         70.1    742.3        0.9
65.01 to 70.00                68.28        13.7         92.8    749.4        8.2
70.01 to 75.00                73.67        18.3         96.5    745.0        4.1
75.01 to 80.00                79.43        24.2         94.3    740.4       10.3
85.01 to 90.00                89.92        58.4        100.0    736.4        0.0
---------------------------------------------------------------------------------
                              70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
PMI Company (LTV>80)    Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
PMI                               1       294,372.00        58.41      629,000    629,000     6.500     360.0       360.0        0.0
General Electric                  1       209,637.69        41.59      450,000    450,000     6.500     360.0       354.0        6.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2       504,009.69       100.00    1,079,000    539,500     6.500     360.0       357.5        2.5
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
PMI Company (LTV>80)           LTV          Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
PMI                           89.86       100.0        100.0    758.0        0.0
General Electric              90.00         0.0        100.0    706.0        0.0
---------------------------------------------------------------------------------
Total:                        89.92        58.4        100.0    736.4        0.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 8 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
FICO                             of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Score                   Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
<= 620                            7     2,226,787.55         1.23    3,926,520    560,931     6.622     356.1       355.1        1.0
621 to 645                        7     2,157,316.00         1.20    4,479,000    639,857     6.609     360.0       358.8        1.2
646 to 670                       10     2,565,167.17         1.42    5,329,950    532,995     6.658     360.0       359.0        1.0
671 to 695                       21     6,339,136.20         3.51   14,835,486    706,452     6.558     360.0       359.5        0.5
696 to 720                      132    38,759,235.77        21.49   75,818,735    574,384     6.655     360.0       359.1        0.9
721 to 745                      123    37,614,640.17        20.85   74,524,681    605,892     6.674     359.1       358.4        0.6
746 to 770                      148    45,679,931.88        25.33   93,904,729    634,491     6.644     360.0       359.1        0.9
771 to 795                      103    31,385,885.15        17.40   64,248,692    623,774     6.658     358.2       357.5        0.7
796 to 820                       50    13,645,327.72         7.57   29,482,392    589,648     6.620     360.0       359.3        0.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6        0.8
Minimum: 593
Maximum: 817
Weighted Average: 743.5
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
FICO                        Subject    Full-Alt        Owner     FICO   Interest
Score                           LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
<= 620                        67.49       100.0         70.3    608.9        0.0
621 to 645                    67.20       100.0         93.3    632.7        0.0
646 to 670                    73.80        86.1        100.0    662.0        3.9
671 to 695                    70.13       100.0         97.4    682.2        6.2
696 to 720                    72.35        14.4         92.5    709.6        5.3
721 to 745                    71.92        14.2         94.4    732.4        9.5
746 to 770                    70.12        14.9         91.7    759.0       10.0
771 to 795                    70.59        17.6         90.6    780.8        4.8
796 to 820                    68.78        10.7         94.6    802.8        3.8
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Occupancy               Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence               561   166,885,383.15        92.52  341,791,418    609,254     6.652     359.8       359.0       0.8
Second Home                      40    13,488,044.46         7.48   24,758,767    618,969     6.621     354.6       353.8       0.8
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Occupancy                       LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Primary Residence             71.20        20.6        100.0    743.3        7.0
Second Home                   67.72        24.3          0.0    747.1        7.2
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Purpose                 Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Cash-out Refinance              249    76,584,807.44        42.46  148,458,285     96,218     6.634     359.8       359.0        0.8
Purchase                        276    76,059,318.48        42.17  168,619,596     10,941     6.610     359.7       358.8        0.9
Rate/Term Refinance              76    27,729,301.68        15.37   49,472,300    650,951     6.802     358.0       357.2        0.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6        0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Purpose                         LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Cash-out Refinance            69.99        21.3         97.7    736.4        3.0
Purchase                      74.10        23.8         88.8    749.2       10.6
Rate/Term Refinance           64.92        11.5         88.4    748.0        8.4
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 9 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Property Type           Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Single-family detached          336    100,562,848.54       55.75   206,641,677   615,005     6.671     359.7       359.2       0.5
Planned unit developments       113     35,086,334.92       19.45    66,654,885   589,866     6.653     357.9       357.3       0.6
Condominiums Low-rise
 (four stories or less)          56     15,481,127.24        8.58    31,090,667   555,190     6.615     360.0       359.3       0.7
Single Family Residence          48     14,852,904.98        8.23    29,745,606   619,700     6.637     360.0       356.5       3.5
Two- to four-family              21      7,509,657.63        4.16    14,332,600   682,505     6.594     360.0       359.6       0.4
Condominiums High-rise
 (greater                        13      3,418,101.63        1.90     7,949,000   611,462     6.519     360.0       359.3       0.7
than four stories)
Cooperative Units                12      2,575,806.66        1.43     7,788,750   649,063     6.455     360.0       359.3       0.7
3-4 Family                        2        886,646.00        0.49     2,347,000 1,173,500     6.474     360.0       360.0       0.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601    180,373,427.61      100.00   366,550,185   609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Property Type                   LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Single-family detached        71.04        24.2         96.5    739.8        5.9
Planned unit developments     72.62        25.3         90.5    750.0       15.5
Condominiums Low-rise
 (four stories or less)       71.78         3.8         72.0    754.3        4.0
Single Family Residence       68.98         0.0         94.5    748.2        0.0
Two- to four-family           70.61        19.2        100.0    733.9        0.0
Condominiums High-rise
 (greater                     59.77         3.0         63.0    749.5       21.7
than four stories)
Cooperative Units             65.45        52.4         91.3    731.1        0.0
3-4 Family                    72.94       100.0        100.0    744.8        0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
                                 of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Documentation Level     Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Simply Signature                485   142,397,292.04        78.95  286,526,564    590,776     6.663     359.6       358.8       0.8
Full Documentation              115    37,618,986.16        20.86   79,524,871    691,521     6.600     358.8       358.1       0.8
No Income Verification            1       357,149.41         0.20      498,750    498,750     6.625     360.0       356.0       4.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
                            Subject    Full-Alt        Owner     FICO   Interest
Documentation Level             LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
Simply Signature              70.69         0.0         92.8     749.3       6.5
Full Documentation            71.83       100.0         91.3     721.9       9.3
No Income Verification        75.00         0.0        100.0     647.0       0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5     743.5       7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 10 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
Geographic                   Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Distribution                     of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
by Balance              Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
California                      237    76,163,344.78        42.23   145,645,037   614,536     6.698     359.3       358.6       0.7
New York                        102    26,042,806.80        14.44    61,509,975   603,039     6.533     359.3       358.5       0.8
Florida                          61    20,485,649.22        11.36    37,418,702   613,421     6.645     358.7       358.1       0.6
New Jersey                       28     7,476,133.84         4.14    17,602,888   628,675     6.614     360.0       358.5       1.5
Illinois                         19     6,097,722.97         3.38    10,667,001   561,421     6.852     360.0       359.0       1.0
Arizona                          18     5,948,171.98         3.30    11,216,736   623,152     6.628     360.0       359.3       0.7
Maryland                         19     4,730,358.22         2.62    10,297,750   541,987     6.565     360.0       359.6       0.4
Texas                            17     4,345,566.55         2.41    10,838,150   637,538     6.583     360.0       359.5       0.5
Colorado                         12     4,115,361.95         2.28     7,209,290   600,774     6.664     360.0       359.4       0.6
Virginia                         14     3,650,822.23         2.02     7,399,192   528,514     6.756     360.0       358.6       1.4
Connecticut                       9     2,702,596.13         1.50     5,810,950   645,661     6.614     360.0       359.6       0.4
Louisiana                         7     2,119,664.15         1.18     4,658,375   665,482     6.535     360.0       358.4       1.6
Nevada                            5     1,856,346.08         1.03     3,084,547   616,909     6.680     360.0       359.9       0.1
Washington                        7     1,799,153.22         1.00     5,522,660   788,951     6.475     360.0       359.7       0.3
Hawaii                            6     1,708,717.13         0.95     4,145,000   690,833     6.606     360.0       359.5       0.5
Massachusetts                     5     1,238,855.71         0.69     2,665,100   533,020     6.523     360.0       358.3       1.7
Ohio                              3     1,143,498.87         0.63     2,140,000   713,333     6.686     360.0       352.7       7.3
Michigan                          4     1,125,351.90         0.62     2,478,912   619,728     6.549     360.0       358.8       1.2
Delaware                          3     1,080,217.41         0.60     1,968,000   656,000     6.609     360.0       358.7       1.3
Pennsylvania                      4     1,072,196.90         0.59     2,229,000   557,250     6.547     360.0       359.5       0.5
Oregon                            3       829,402.00         0.46     1,681,000   560,333     6.732     360.0       360.0       0.0
District of Columbia              1       726,339.27         0.40       726,950   726,950     6.875     360.0       359.0       1.0
New Hampshire                     2       598,919.72         0.33       960,000   480,000     6.791     360.0       356.3       3.7
Tennessee                         1       549,824.00         0.30       568,000   568,000     6.750     360.0       360.0       0.0
Georgia                           3       539,984.87         0.30     1,399,920   466,640     6.477     360.0       359.6       0.4
Rhode Island                      2       463,612.50         0.26     1,381,250   690,625     6.457     360.0       360.0       0.0
Utah                              1       333,152.00         0.18       464,000   464,000     6.625     360.0       360.0       0.0
North Carolina                    2       318,007.67         0.18     1,460,400   730,200     6.375     360.0       358.8       1.2
Alabama                           2       275,618.57         0.15     1,265,000   632,500     6.375     360.0       359.0       1.0
Kansas                            1       244,296.00         0.14       522,000   522,000     6.500     360.0       360.0       0.0
South Carolina                    1       241,269.69         0.13       516,000   516,000     6.500     360.0       359.0       1.0
Missouri                          1       208,726.34         0.12       446,400   446,400     6.500     360.0       359.0       1.0
Wisconsin                         1       141,738.95         0.08       652,000   652,000     6.375     360.0       356.0       4.0
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00   366,550,185   609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
Geographic                 Original     Percent      Percent
Distribution                Subject    Full-Alt        Owner     FICO   Interest
by Balance                      LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
California                    71.29        14.3         97.6    745.3        7.9
New York                      68.43        27.5         93.3    739.5        3.2
Florida                       68.49        42.8         70.0    743.2        6.4
New Jersey                    68.27         0.0        100.0    737.9        0.0
Illinois                      72.74        15.2        100.0    745.7        7.1
Arizona                       69.33        25.4         93.4    745.7        0.0
Maryland                      77.03        19.3        100.0    721.1       18.2
Texas                         74.81        53.3        100.0    754.1       13.1
Colorado                      74.98        44.4         84.1    747.8       11.3
Virginia                      76.39         7.8        100.0    754.7       48.1
Connecticut                   73.54         0.0        100.0    766.2        0.0
Louisiana                     69.65        16.5        100.0    718.1       17.8
Nevada                        72.26         0.0        100.0    760.7        0.0
Washington                    72.25        57.6        100.0    744.6        0.0
Hawaii                        71.80         0.0         82.2    744.5        0.0
Massachusetts                 75.37        21.7        100.0    749.1        0.0
Ohio                          77.26        32.2        100.0    717.9        0.0
Michigan                      51.98        10.2         21.0    739.5        0.0
Delaware                      73.60         0.0         91.3    712.4        0.0
Pennsylvania                  77.13         0.0         81.2    756.3        0.0
Oregon                        77.99        71.4        100.0    694.2        0.0
District of Columbia          72.70         0.0        100.0    811.0        0.0
New Hampshire                 59.75         0.0         16.7    766.8        0.0
Tennessee                     79.89         0.0        100.0    716.0        0.0
Georgia                       80.00         0.0        100.0    740.7        0.0
Rhode Island                  73.71         0.0         34.4    733.8        0.0
Utah                          80.00         0.0        100.0    804.0        0.0
North Carolina                76.93        40.4        100.0    768.1        0.0
Alabama                       55.86        59.3          0.0    709.4       40.7
Kansas                        72.50         0.0        100.0    707.0        0.0
South Carolina                80.00         0.0        100.0    707.0        0.0
Missouri                      80.00         0.0        100.0    714.0        0.0
Wisconsin                     50.15         0.0          0.0    791.0        0.0
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 11 of 12

CHASE 2006-S1                                        J.P. MORGAN SECURITIES INC.
                                                                     601 records
SUBGROUP 1-3: 6.5% PASS-THRU
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
                             Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Top 10 City                      of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Concentrations          Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
San Francisco CA                 14     6,210,995.57         3.44   10,103,065    721,648     6.931     360.0       359.4       0.6
New York NY                      21     5,110,010.03         2.83   13,209,250    629,012     6.491     360.0       359.6       0.4
Brooklyn NY                      11     3,392,439.39         1.88    7,779,000    707,182     6.555     360.0       358.9       1.1
Los Angeles CA                   10     2,572,334.02         1.43    5,825,100    582,510     6.524     360.0       359.5       0.5
Irvine CA                        10     2,402,345.48         1.33    5,307,194    530,719     6.540     360.0       359.6       0.4
Miami FL                          8     2,034,261.23         1.13    5,126,000    640,750     6.521     360.0       359.4       0.6
Scottsdale AZ                     5     1,819,956.89         1.01    3,114,000    622,800     6.623     360.0       359.8       0.2
San Diego CA                      6     1,715,574.65         0.95    3,520,250    586,708     6.583     360.0       359.8       0.2
Newport Beach CA                  2     1,678,807.00         0.93    1,886,500    943,250     7.310     360.0       360.0       0.0
New Orleans LA                    5     1,632,229.00         0.90    3,616,375    723,275     6.546     360.0       358.1       1.9
Other                           509   151,804,474.38         4.16  307,063,451    603,268     6.646     359.3       358.5       0.9
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
                           Original     Percent      Percent
Top 10 City                 Subject    Full-Alt        Owner     FICO   Interest
Concentrations                  LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
San Francisco CA              71.48         2.4        100.0    755.7       12.9
New York NY                   55.27        20.4         90.3    744.9        5.4
Brooklyn NY                   70.56        68.6         92.6    722.8        0.0
Los Angeles CA                68.96        12.3        100.0    743.3       11.1
Irvine CA                     77.71         0.0        100.0    756.4       16.0
Miami FL                      69.60        53.2         88.9    692.6        0.0
Scottsdale AZ                 66.10         6.1        100.0    725.3        0.0
San Diego CA                  67.78         0.0        100.0    750.7        8.1
Newport Beach CA              50.43         0.0        100.0    741.3        0.0
New Orleans LA                66.74         6.4        100.0    726.0       23.1
Other                         71.76        21.4         91.8    744.3        6.9
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                                    Weighted    Weighted
                                                        Aggregate                                     Average     Average
Top 10                       Number      Contributed  Contributed    Aggregate    Average  Weighted    Stated      Stated  Weighted
Zip Code                         of        Principal    Principal     Original   Original   Average  Original   Remaining   Average
Concentrations          Receivables          Balance      Balance      Balance    Balance    Coupon      Term        Term Seasoning
------------------------------------------------------------------------------------------------------------------------------------
92660                             2     1,678,807.00         0.93    1,886,500    943,250     7.310     360.0       360.0       0.0
91307                             2     1,634,176.00         0.91    1,932,000    966,000     6.716     360.0       360.0       0.0
94121                             3     1,602,914.80         0.89    2,484,000    828,000     7.058     360.0       359.9       0.1
07305                             2     1,549,046.47         0.86    2,078,500  1,039,250     6.762     360.0       359.3       0.7
94116                             3     1,501,212.01         0.83    1,984,000    661,333     7.268     360.0       359.3       0.7
91011                             2     1,477,543.07         0.82    3,160,000  1,580,000     6.500     360.0       359.0       1.0
95030                             1     1,448,228.41         0.80    1,500,000  1,500,000     6.750     360.0       356.0       4.0
94062                             2     1,347,780.22         0.75    1,810,000    905,000     7.288     360.0       358.1       1.9
60091                             3     1,218,545.71         0.68    2,059,400    686,467     6.602     360.0       358.8       1.2
33139                             2     1,214,209.00         0.67    1,664,250    832,125     6.823     360.0       360.0       0.0
Other                           579   165,700,964.99         1.87  345,991,535    597,567     6.626     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------
Total:                          601   180,373,427.61       100.00  366,550,185    609,900     6.650     359.4       358.6       0.8
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           Weighted
                            Average
Top 10                     Original     Percent      Percent
Zip Code                    Subject    Full-Alt        Owner     FICO   Interest
Concentrations                  LTV         Doc     Occupied    Score       Only
---------------------------------------------------------------------------------
92660                         50.43         0.0        100.0    741.3        0.0
91307                         79.07        86.5        100.0    777.4        0.0
94121                         70.37         0.0        100.0    784.3        0.0
07305                         67.97         0.0        100.0    720.9        0.0
94116                         67.62         0.0        100.0    753.1        0.0
91011                         62.68       100.0        100.0    704.5        0.0
95030                         59.17         0.0        100.0    754.0        0.0
94062                         64.96         0.0        100.0    756.4        0.0
60091                         62.51         0.0        100.0    766.0        0.0
33139                         63.24         0.0         10.3    776.3       10.3
Other                         71.47        21.0         92.5    742.7        7.6
---------------------------------------------------------------------------------
Total:                        70.94        20.9         92.5    743.5        7.0
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499
(collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational
Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the
Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the
Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities. THIS
INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.
JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Page 12 of 12